The Best of America ® FPVUL

Individual Flexible Premium Variable Universal Life Insurance Policies

Issued By

Nationwide Life Insurance Company

Through

Nationwide VLI Separate Account-2

The date of this prospectus is May 1, 2012.

PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

Variable life insurance is complex.  This prospectus is designed to provide you with information about the policy that will assist you when making your decision whether or not to purchase the policy.  We encourage you to take time to understand the policy, its potential benefits and risks.  In consultation with your financial advisor, you should use this prospectus to compare the benefits and risks of this policy versus those of other life insurance policies.

Please read this entire prospectus, and the policy, and consult with a trusted financial advisor.  Please contact our Service Center to review a copy of the policy and any Riders or endorsements. These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.  This prospectus is not an offering in any jurisdiction where such offering may not be lawfully made.  Not all Riders, terms, conditions, benefits, programs, features and investment options are available or approved for use in every state.  To obtain additional information, including free copies of prospectuses for the mutual funds or a copy of the Statement of Additional Information, or to make a service or transaction requests, please contact us using any of the methods described in the "Contacting the Service Center" section of this prospectus.

This policy is NOT: insured by the Federal Deposit Insurance Corporation; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
This policy MAY decrease in value to the point of being valueless.

The purpose of this policy is to provide life insurance protection for the beneficiary you name.  If your primary need is not life insurance protection, then purchasing this policy may not be in your best interest.  We make no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

In thinking about buying this policy to replace existing life insurance, please carefully consider its advantages versus those of the policy you intend to replace, as well as any replacement costs.  As always, consult your financial advisor.

We offer a variety of variable universal life policies.  Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others, including this policy.  These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Table of Contents	Page
In Summary: Policy Benefits	1
In Summary: Policy Risks	2
In Summary: Variable Universal Life Insurance and the Policy	4
In Summary: Fee Tables	5
The Policy	9
Policy Owner
The Beneficiaries
To Purchase
Coverage
Coverage Effective Date
Temporary Insurance Coverage
Right To Cancel (Examination Right)
To Change Coverage
Sub-Account Transfers
Fixed Account Transfers
Contacting the Service Center
To Exchange
To Terminate (Surrender)
To Assign
Proceeds Upon Maturity
Reminders, Reports and Illustrations
Errors or Misstatements
Incontestability
If We Modify the Policy
Riders	15
Accidental Death Benefit Rider
Base Insured Term Rider
Change of Insured Rider
Children's Insurance Rider
Guaranteed Minimum Death Benefit Rider
Spouse Life Insurance Rider
Waiver of Monthly Deductions Rider
Premium	17
Initial Premium
Subsequent Premiums
Charges	18
Sales Load
Premium Taxes
Surrender Charges
Partial Surrender Fee
Short-Term Trading Fees
Cost of Insurance
Mortality and Expense Risk
Administrative
Increase Charge
Policy Loan Interest
Children's Insurance Rider
Change of Insured Rider
Spouse Life Insurance Rider
Accidental Death Benefit Rider
Based Insured Term Rider
Waiver of Monthly Deductions Rider
Guaranteed Minimum Death Benefit Rider
Reduction of Charges
A Note on Charges
Information on Underlying Mutual Fund Payments

Table of Contents (continued)	Page
To Allocate Net Premium and Sub-Account Valuation	24
The Fixed Investment Option
Variable Investment Options
Allocation of Net Premium and Cash Value
When Accumulation Units are Valued
How Investment Experience is Determined
Cash Value
Dollar Cost Averaging
Automated Income Monitor
The Death Benefit	29
Calculation of the Death Benefit Proceeds
Death Benefit Options
The Minimum Required Death Benefit
Changes in the Death Benefit Option
Suicide
Surrenders	31
Full Surrender
Partial Surrender
Reduction of Specified Amount on a Partial Surrender
Income Tax Withholding
Policy Loans	32
Loan Amount and Interest
Collateral and Interest
Repayment
Net Effect of Policy Loans
Lapse	33
Grace Period
Reinstatement
Taxes	34
Types of Taxes
Buying the Policy
Investment Gain in the Policy
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
Surrendering the Policy; Maturity
Additional Medicare Tax
Sale of a Life Insurance Policy
Exchanging the Policy for Another Life Insurance Policy
Taxation of Death Benefits
Terminal Illness
Special Considerations for Corporations
Business Uses of the Policy
Withholding and Tax Reporting
Non-Resident Aliens and Other Persons Who are not Citizens of the United States
Taxes and the Value of Your Policy
Tax Changes
Nationwide Life Insurance Company	40
Nationwide VLI Separate Account-2	40
Organization, Registration and Operation
Addition, Deletion, or Substitution Of Mutual Funds
Voting Rights
Legal Proceedings	41
Financial Statements	44
Appendix A: Sub-Account Information	45
Appendix B: Definitions	58
Appendix C: Illustrations of Surrender Charges	60

In Summary: Policy Benefits

Appendix B defines certain words and phrases we use in this prospectus.

Death Benefit

The primary benefit of your policy is life insurance coverage.  We will pay the Death Benefit Proceeds upon the Insured's death if the Insured dies while your policy is In Force.  The policy is In Force when: the policy has been issued; the Insured is living; the policy has not been surrendered for its Cash Surrender Value; and the policy has not Lapsed.

Choice of Death Benefit Options

✓	Option One is the greater of the Specified Amount or the minimum required Death Benefit under federal tax law.

✓	Option Two is the greater of the Specified Amount plus the Cash Value or the minimum required Death Benefit under federal tax law.

For more information see, "The Death Benefit".

Choice of Policy Proceeds

You or your beneficiary may choose to receive the Policy Proceeds in a lump sum, or there are a variety of options that will pay out over time.  For more information see, "Proceeds Upon Maturity".

Coverage Flexibility

Subject to conditions, you may choose to:

✓      Change the Death Benefit option;

✓      Increase or decrease the Specified Amount;

✓      Change your beneficiaries; and

✓      Change who owns the policy.

For more information, see: "Changes In The Death Benefit Option"; "To Change Coverage"; "The Beneficiaries"; and "To Assign".

Access to Cash Value

Subject to conditions, you may choose to borrow against, or withdraw, the Cash Value of your policy:

✓
Take a policy loan of an amount no greater than 90% of your Cash Surrender Value, less any surrender charges and interest due on the next anniversary of the Policy Date.  The minimum amount is $200.  For more information, see "Policy Loans".

✓      Take a partial surrender of no less than $500.  For more information see, "Partial Surrender".

✓
Surrender the policy at any time while the policy is In Force.  The Cash Surrender Value will be the Cash Values of the Sub-Account portfolios and fixed account, less any outstanding Indebtedness, surrender charges and policy Indebtedness or other Indebtedness.  You may choose to receive the Cash Surrender Value in a lump sum, or you will have available the same payout options as if it constituted a Death Benefit.  For more information see, "Full Surrender" and "Proceeds Upon Maturity".

Premium Flexibility

While we would like you to select a premium payment plan, you will not be required to make your Premium payments accordingly.  Within limits, you may vary the frequency and amount, and you might even be able to skip a Premium payment.  For more information see, "Premium".

Investment Options

You may choose to allocate your Premiums after charges to a fixed or variable investment options in any proportion:

✓	The fixed investment option will earn interest daily at an annual effective rate of at least 4%.

✓
The variable investment options offered under the policy are mutual funds designed to be the underlying investment options of variable insurance products.  Nationwide VLI Separate Account-2 contains one Sub-Account for each of the mutual funds offered in the policy.  Your variable account Cash Value will depend on the Investment Experience of the Sub-Accounts you choose.

For more information, see "Appendix A: Sub-Account Information" and "To Allocate Net Premium And Sub-Account Valuation".

Transfers Between and Among Investment Options

You may transfer between the fixed and variable investment options, subject to conditions.  You may transfer among the Sub-Accounts within limits.  We have implemented procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience.  For more information see, "Sub-Account Portfolio Transfers," and "Contacting the Service Center".  We also offer dollar cost averaging, an automated investment strategy that spreads out transfers over time to try to reduce the investment risks of market fluctuations.  For more information see, "Dollar Cost Averaging".

Taxes

Unless you make a withdrawal, generally, you will not be taxed on any earnings.  This is known as tax deferral.  Also, your beneficiary generally will not have to include the Proceeds as taxable income.  For more information see, "Taxes".  Unlike other variable insurance products Nationwide offers, these Individual Flexible Premium Variable Universal Life Insurance Policies do not require distributions to be made before the death of the Insured.

Assignment

You may assign the policy as collateral for a loan or another obligation while the Insured is alive.  Prior to being recorded, assignments will not affect any payments made or actions taken by Nationwide.  Nationwide is not responsible for any assignment not submitted for recording, nor is Nationwide responsible for the sufficiency or validity of any assignment.  For more information see, "To Assign".

Examination Right

For a limited time, you may cancel the policy and receive a refund.  For more information see, "Right To Cancel (Examination Right)".

Riders

You may purchase any of the available Riders to suit your needs.  Availability will vary by state, and there may be an additional charge.

✓	Accidental Death Benefit Rider

✓	Base Insured Term Rider

✓	Change of Insured Rider

✓	Children's Insurance Rider

✓	Guaranteed Minimum Death Benefit Rider

✓	Spouse Life Insurance Rider

✓	Waiver of Monthly Deductions Rider

For more information see, "Riders".

In Summary: Policy Risks

Improper Use

Variable universal life insurance is not suitable as an investment vehicle for short-term savings.  It is designed for long-term financial planning.  You should not purchase the policy if you expect that you will need to access its Cash Value in the near future because substantial surrender charges will apply in the first several years from the Policy Date.

Unfavorable Investment Experience

The variable investment options to which you have chosen to allocate net Premium may not generate a sufficient, let alone a positive return, after the deductions for policy and Sub-Account portfolio charges.  Besides Premium payments, Investment Experience will impact the Cash Value, and poor Investment Experience (in conjunction with your flexibility to make changes to the policy and deviate from your chosen Premium payment plan) could cause the Cash Value of your policy to decrease, resulting in a Lapse of insurance coverage, sooner than might have been foreseen, and, potentially, even without value.

Effect of Partial Surrenders and Policy Loans on Investment Returns

Partial surrenders or policy loans may accelerate a Lapse because the amount of either or both will no longer be available to generate any investment return.  A partial surrender will proportionately reduce the amount of Cash Value allocated among the Sub-Account portfolios you have chosen, and to the fixed account, too, if there is not enough Cash Value in the Sub-Account portfolios.  Thus, the remainder of your policy's Cash Value is all that would be available to generate enough of an investment return to cover policy and Sub-Account portfolio charges and keep the policy In Force, at least until you repay the policy loan or make another Premium payment.  There will always be a Grace Period and the opportunity to reinstate insurance coverage.  Under certain circumstances, however, the policy could terminate without value and insurance coverage would cease.

Reduction of the Death Benefit

A partial surrender could, and a policy loan would, decrease the policy's Death Benefit, depending on how the Death Benefit option relates to the policy's Cash Value.

Adverse Tax Consequences

Existing federal tax laws that benefit this policy may change at any time.  These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion from taxable income of the Proceeds we pay to the policy's beneficiary.  Partial and full surrenders from the policy may be subject to taxes.  The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code.  Generally, tax treatment of modified endowment contracts will be less favorable when compared to having the policy treated as a life insurance contract that is not a modified endowment contract.  For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income not a return of investment.  For more detailed information concerning the tax consequences of this policy please see the "Taxes" provision. For detailed information regarding tax treatment of modified endowment contracts, please see the "Periodic Withdrawals, Non-Periodic Withdrawals and Loans" section of the "Taxes" provision. Consult a qualified tax advisor on all tax matters involving your policy.

The Proceeds of a life insurance contract are includible in the insured's gross estate for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the insured, or (b) the insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy.  For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the insured may have with respect to the economic benefits in the policy, such as the power to change the beneficiary, surrender or cancel the policy, assign (or revoke the assignment of) the policy, pledge the policy for a loan, obtain a loan against the surrender value of the contract, etc.  Consult a qualified tax advisor on all tax matters involving your policy.

Fixed Account Transfer Restrictions and Limitations

We will not honor a request to transfer Cash Value to or from the fixed account until after the first year.  After the first year, we will only honor a transfer request from the fixed account that is made within 30 days of the end of a calendar quarter, but not within 12 months of a previous transfer.  We may also limit what percentage of Cash Value you will be permitted to transfer to or from the fixed account.

Sub-Account Portfolio Limitations

Frequent trading among the Sub-Accounts may dilute the value of your Sub-Account units, cause the Sub-Account to incur higher transaction costs, and interfere with the underlying mutual funds' ability to pursue stated investment objectives.  This disruption to the Sub-Account may result in lower Investment Experience and Cash Value.  We have instituted procedures to minimize disruptive transfers, including, but not limited to, transfer restrictions and short-term trading fees.  For more information see, "Sub-Account Portfolio Transfers", "Contacting the Service Center", and "Short-Term Trading Fees".  While we expect these procedures to reduce the adverse effect of disruptive transfers, we cannot assure you that we have eliminated these risks.

Sub-Account Portfolio Investment Risk

A comprehensive discussion of the risks of the mutual funds held by each Sub-Account portfolio may be found in that mutual fund's prospectus.  You should read the mutual fund's prospectus carefully before investing.  Free copies of each mutual fund's prospectus may be obtained by contacting our Service Center.

In Summary: Variable Universal Life Insurance and the Policy

Variable Universal Life Insurance, in general, may be important to you in two ways.

✓	It will provide economic protection to a beneficiary.

✓	It may build Cash Value.

Why would you want to purchase this type of life insurance?  How will you allocate the Net Premium among the variable and the fixed investment options?  Your reasons and decisions will affect the insurance and Cash Value aspects.

While variable universal life insurance is designed primarily to provide life insurance protection, the Cash Value of a policy will be important to you in that it may impair (with poor investment results) or enhance (with favorable investment results) your ability to pay the costs of keeping the insurance In Force.

Apart from the life insurance protection features, you will have an interest in maximizing the value of the policy as a financial asset.

It is similar, but also different, to universal life insurance.

✓	You will pay Premiums for life insurance coverage on the Insured.

✓	The policy will provide for the accumulation of a Cash Surrender Value if you were to surrender it at any time while the policy is In Force.

✓	The Cash Surrender Value could be substantially lower than the Premiums you have paid.

What makes the policy different than universal life insurance is your opportunity to allocate Premiums after charges to the Sub-Account portfolios you have chosen (and the fixed account).  Also, that its Cash Value will vary depending on the market performance of the Sub-Account portfolios, and you will bear this risk.

From the time we issue the policy through the Insured's death, here is a basic overview.  (But please read the remainder of this prospectus for the details.)

✓	At issue, the policy will require a minimum initial Premium payment.

Among other considerations, this amount will be based on: the Insured's age and sex; the underwriting class; any Substandard Ratings; the Specified Amount; the Death Benefit option; and the choice of any Riders.

✓	At the time of a Premium payment, we will deduct some charges. We call these charges transaction fees.

✓	You will then be able to allocate the Premium net of transaction fees, or net Premium, between and among fixed and variable investment options.

✓	From the policy's Cash Value, on a periodic basis, we will deduct other charges to help cover the mortality risks we assumed, and our sales and administrative costs.

✓	You may be able to vary the timing and amount of Premium payments.

So long as there is enough Cash Surrender Value to cover the policy's periodic charges as they come due, the policy will remain In Force.

✓	After the first year from the Policy Date, you may request to increase or decrease the policy's Specified Amount.

This flexibility will allow you to adjust the policy to meet your changing needs and circumstances, subject to: additional underwriting (for us to evaluate any increase of risk); confirmation that the policy's tax status is not jeopardized; and confirmation that the minimum and maximum insurance amounts remain met.

✓	The policy will pay a Death Benefit to the beneficiary. You have a choice of 1 of 2 options.

As your insurance needs change, you may be able to change Death Benefit options, rather than buying a new policy, or terminating this policy.

✓	Prior to the Insured's death, you may withdraw all or a portion (after the first year from the Policy Date) of the policy's Cash Surrender Value. Or you may borrow against the Cash Surrender Value.

Withdrawals and policy loans are subject to restrictions, may reduce the Death Benefit and increase the likelihood of the policy Lapsing.  There also could be adverse tax consequences.

In Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.  Fees in this table may be rounded to the hundredth decimal.  The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Cash Value between investment options.

For more information, see "Charges".

Transaction Fees
Charge	When Charge Is Deducted	Amount Deducted
Sales Load1	Upon Making A Premium Payment	Maximum Guaranteed	Currently2
$25	$25
Per $1,000 Of Premium Payment
Premium Taxes1	Upon Making A Premium Payment	$35 Per $1,000 Of Premium Payment
Surrender Charges3, 4 Representative - For An Age 35 Male Non-Tobacco Preferred With A Specified Amount Of $250,000 And Death Benefit Option One	Upon Surrender Or Policy Lapse	Minimum5	Maximum6	Representative7
$357	$19,298	$1,704
Proportionately From The Policy's Cash Value
Illustration Charge8	Upon Requesting An Illustration	Maximum Guaranteed	Currently
$25	$0
Partial Surrender Fee	Upon A Partial Surrender	Maximum Guaranteed9	Currently
$25	$0
From The Policy's Available Cash Value
Short-Term Trading Fee10	Upon transfer of Sub-Account value out of a Sub-Account within 60 days after allocation to that Sub-Account	1% of the amount transferred from the Sub-Account within 60 days of allocation to that Sub-Account

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Sub-Account portfolio operating expenses.

Periodic Charges Other Than Sub-Account Portfolio Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted From Cash Values
Cost Of Insurance11 Representative - For An Age 35 Male Non-Tobacco Preferred With A Specified Amount Of $250,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative12
		$.05	$83.33	$0.11
Per $1,000 Of Net Amount At Risk - Proportionately From Your Chosen Variable And Fixed Investment Options
Flat Extra13	Monthly	Maximum
$2.08 per $1,000 of Net Amount At Risk for each Flat Extra assessed

Periodic Charges Other Than Sub-Account Portfolio Operating Expenses (Continued)
Mortality And Expense Risk14	Daily based on annualized rate	Maximum Guaranteed
$8.00 Per $1,000 Of Variable Cash Value
Proportionately From Your Chosen Variable Investment Options
Administrative15	Monthly	Maximum Guaranteed	Currently
		$25	$12.50
Proportionately From Your Chosen Variable And Fixed Investment Options
Increase Charge	Monthly16	Maximum Guaranteed
$0.17 per $1,000 of Specified Amount Increase
Proportionately From Your Chosen Variable And Fixed Investment Options
Policy Loan Interest17	Annually	Current and Maximum Guaranteed $60 per $1,000 of outstanding policy loan

Periodic Charges For Riders
Optional Charge18	When Optional Charge Is Deducted	Amount Deducted From Cash Value
Accidental Death Benefit Rider19 Representative - For An Age 35 Male Non-Tobacco Preferred With An Accidental Death Benefit Of $100,000	Monthly	Minimum	Maximum	Representative
		$0.05	$0.75	$0.06
Per $1,000 Of Accidental Death Benefit - Proportionately From Your Chosen Variable And Fixed Investment Options
Base Insured Term Rider19 Representative - For An Age 35 Male Non-Tobacco Preferred With Base Specified Amount of $250,000 and Additional Death Benefit Of $250,000	Monthly	Minimum	Maximum	Representative
		$0.02	$83.33	$0.03
Per $1,000 Of Additional Protection - Proportionately From Your Chosen Variable And Fixed Investment Options
Children's Insurance Rider	Monthly	Maximum Guaranteed
$0.43 Per $1,000 of Rider Specified Amount
Proportionately From Your Chosen Variable And Fixed Investment Options
Guaranteed Minimum Death Benefit Rider20	Monthly	Maximum Guaranteed
$0.01 Per $1,000 of Rider Specified Amount
Proportionately From Your Chosen Variable and Fixed Investment Options

Periodic Charges For Riders (Continued)
Spouse Life Insurance Rider21 Representative Spouse - For An Age 35 Female Non-Tobacco With A Spouse Life Specified Amount Of $100,000	Monthly	Minimum	Maximum	Representative
		$0.10	$10.23	$0.15
		Per $1,000 Of Spouse Death Benefit - Proportionately From Your Chosen Variable And Fixed Investment Options
Waiver of Monthly Deductions Rider19 Representative - For An Age 35 Male Non-Tobacco Preferred With A Specified Amount Of $250,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative
		$85	$855	$85
		Per $1,000 Of Deduction Waiver Benefit - Proportionately From Your Chosen Variable and Fixed Investment Options

The next item shows the minimum and maximum total operating expenses, as of December 31, 2011, charged by the Sub-Account portfolios that you may pay periodically during the time that you own the policy.  The table does not reflect Short-Term Trading Fees.  More detail concerning each Sub-Account portfolio's fees and expenses is contained in the prospectus for the mutual fund that corresponds to the Sub-Account portfolio.

Total Annual Sub-Account Portfolio Operating Expenses
Total Annual Sub-Account Portfolio Operating Expenses	Maximum	Minimum
(expenses that are deducted from the Sub-Account portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	2.53%	0.27%

1 We deduct one charge composed of the sales load and premium taxes.  On the Policy Data Page, we call the combined charge a Premium Load.

2 Currently, the sales load is reduced to $5 per $1,000 of Premium payment on any portion of the annual Premium in excess of the break point Premium, as shown on the Policy Data Page.

3 A surrender charge will apply if you surrender the policy in the first nine years, or lapse the policy.  We will calculate a separate surrender charge based on the Specified Amount, and each increase in the Specified Amount, which, when added together, will amount to your surrender charge.  For more information see, "Surrender Charges".

4 To be able to present dollar amounts of this charge here, for a full surrender occurring in the first year from the Policy Date, we assume an aggregate first year Premium in excess of the surrender target premium.  The surrender target premium is an assumed Premium payment amount we use in calculating the surrender charge.  The surrender charge is based on the lesser of the surrender target premium and the Premiums you pay in the first year from the Policy Date.  The surrender target premium varies by: the Insured's sex; age (when the policy was issued); underwriting class and the Specified Amount (and any increases).  The surrender charge for decreases in the Specified Amount will be a fraction of the charge for a full surrender.

5 The amount is based on a female who is age 18 and is a non-tobacco user.  We assume a policy with a Specified Amount of $500,000 and Death Benefit Option One.  The stated surrender charge is for a surrender occurring in the first year from the Policy Date.

6 The amount is based on a male who is age 75 or older and uses tobacco (representing our greatest underwriting risk).  We assume a policy with a Specified Amount of $500,000 and Death Benefit Option One.  The stated surrender charge is for a surrender occurring in the first year from the Policy Date.

7 This amount may not be representative of your cost.  Ask for an illustration, or see the Policy Data Page for more information on your cost.

8 If we begin to charge for illustrations, you will be expected to pay the charge in cash directly to us at the time of your request.  This charge will not be deducted from the policy's Cash Value.

9 The maximum charge is the lesser of $25 or 2% of the dollar amount of the partial surrender.

10 Short-term trading fees are only assessed in connection with Sub-Accounts that correspond to underlying mutual funds that assess a short-term trading fee to the variable account (see "Appendix A: Sub-Account Information" and "Short-Term Trading Fees").

11 This charge varies by: the Insured's sex; age; underwriting class; any Substandard Ratings; how long the policy has been In Force, and the Specified Amount.

12 This amount may not be representative of your cost.  Ask for an illustration, or see the Policy Data Page for more information on your cost.

13  The Flat Extra is a component in the calculation of the base policy Cost of Insurance Charge and any Rider Cost of Insurance Charge.  It is only applicable if certain factors result in an Insured having a Substandard Rating  (see "Cost of Insurance").

14 After the ninth policy year, the Mortality and Expense Risk Charge continues to be $8.00 per $1,000 of variable Cash Value on the first $25,000 of Cash Value, but only $5.00 per $1,000 on additional variable Cash Value.

15 After the first policy year the monthly maximum guaranteed Administrative charge is $7.50, and the current amount deducted on a monthly basis is $5.

16 The increase charge will be deducted upon a request to increase the Specified Amount and on a monthly basis for twelve months after the increase.

17 We charge 6% interest per annum on outstanding loans, which accrues daily and becomes due and payable at the end of the year from the Policy Date, or we add it to your outstanding Indebtedness.  In addition to the interest we assess against loans, we also credit interest on the amount of Cash Value held as collateral or security for the loan.  This results in a net cost to you for loans (see "Policy Loans" and "Collateral and Interest").

18 Rider charges are taken from the policy's Cash Value at the beginning of the month starting with the Policy Date and we will not pro-rate the monthly fee should the Rider terminate before the beginning of the next month.  The amounts presented here may not be representative of your cost.  Ask for an illustration, or see the Policy Data Page, for more information on your cost.

19 This charge varies by policy based on individual characteristics of the person being insured.

20 The charge for this Rider is not assessed during the first three policy years.

21 This charge varies by: the spouse's sex; age; underwriting class; any Substandard Ratings; and the Specified Amount of the Rider.

The Policy

The policy is a legal contract between you and us.  Any change must be in writing, signed by our president and corporate secretary, and attached to or endorsed on the policy.  This prospectus discloses all material provisions of the policy.  In addition to the terms and conditions of the policy, policy owner rights are governed by this prospectus and protected by federal securities laws and regulations.  You may exercise all policy rights and options while the policy is In Force.  You may also change the policy, but only in accordance with its terms.

Generally, the policy is available for an insured between the ages of 0 and 80 (although these ages may vary in your state).  It is nonparticipating, meaning we will not be contributing any operating profits or surplus earnings toward the Proceeds from the policy.  The policy will comprise and be evidenced by: a written contract; any Riders; any endorsements; Policy Data Pages; and the application, including any supplemental application.  The benefits described in the policy and this prospectus, including any optional riders or modifications in coverage, may be subject to our underwriting and approval.  We will consider the statements you make in the application as representations.  We will rely on them as being true and complete.  However, we will not void the policy or deny a claim unless a statement is a material misrepresentation.

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent polices described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.

To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).

It is important to remember the portion of any amounts allocated to our general account and any guaranteed benefits we may provide under the policy exceeding the value of amounts held in the separate account are subject to our claims paying ability.

Policy Owner

The policy belongs to the owner named in the application.  You may also name a contingent owner.  A contingent owner will become the owner if the owner dies before any Proceeds become payable.  Otherwise, ownership will pass to the owner's estate, if the owner is not the Insured.  To the extent permitted by law, policy benefits are not subject to any legal process for the payment of any claim, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).  You may name different owners or contingent owners (so long as the Policy is In Force) by submitting your written request to our Service Center.  However, this change will not affect any payment made or action taken by Nationwide before it was received.  Nationwide may require that the policy be submitted for endorsement before making a change.  There may be adverse tax consequences (see "Taxes").

Policy Owner Rights.  Subject to our approval, the policy owner may exercise all policy rights in accordance with policy terms while the policy is In Force.  These rights include, but are not limited to, the following:

•	Changing the policy owner, contingent owner, and beneficiary;

•	Assigning, exchanging, and/or converting the policy;

•	Requesting transfers, policy loans, and partial surrenders or a complete surrender; and

•	Changing insurance coverage such as Death Benefit option changes, adding or removing riders, and/or increasing or decreasing the Specified Amount.

These rights are explained in greater detail throughout this prospectus.

The Beneficiaries

The principal right of a beneficiary is to receive Proceeds constituting the Death Benefit upon the Insured's death.  So long as the Policy is In Force, you may: name more than one beneficiary; designate primary and contingent beneficiaries; change or add beneficiaries; and direct us to distribute Proceeds other than as described below.

If a primary beneficiary dies before the Insured, we will pay the Death Benefit to the remaining primary beneficiaries.  We will pay multiple primary beneficiaries in equal shares, unless otherwise provided.  A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the Insured, and before any Proceeds become payable.  You may name more than one contingent beneficiary.  We will also pay multiple contingent beneficiaries in equal shares.  If no named beneficiary survives the Insured, the Proceeds will be paid to the owner or the owner's estate.  To change or add beneficiaries, you must contact our Service Center.  The change will not affect any payment we made, or action we took, before we recorded the change.

To Purchase

To purchase the policy, you must submit a completed application and an initial Premium payment.

We must receive evidence of insurability that satisfies our underwriting standards (this may require a medical examination) before we will issue a policy.  We can provide you with the details of our underwriting standards.   We reserve the right to reject any application for any reason permitted by law.  Additionally, we reserve the right to modify our underwriting standards on a prospective basis to newly issued policies at any time.

The minimum initial Specified Amount in most states is $50,000 ($100,000 in Pennsylvania and New Jersey).  We reserve the right to modify the minimum Specified Amount on a prospective basis to newly issued policies at any.

Coverage

We will issue the policy only if the underwriting process has been completed, we have approved the application, and the proposed Insured is alive and in the same condition of health as described in the application.  However, full insurance coverage will take effect only after you have paid the minimum initial Premium.  We begin to deduct monthly charges from your policy Cash Value on the Policy Date.

Coverage Effective Date

Insurance coverage will begin and be In Force on the Policy Date shown on the Policy Data Page.  For a change in the Specified Amount, the effective date will be on the next monthly anniversary from the Policy Date after we have approved your request.  It will end upon the Insured's death, once we begin to pay the Proceeds, or when the policy matures.  Coverage will also end if the policy Lapses.

Temporary Insurance Coverage

Upon payment of the initial Premium, temporary insurance may be provided.  Temporary insurance coverage, equal to the Specified Amount up to $1,000,000, may be available for no charge before full insurance coverage takes effect.  You must submit a temporary insurance agreement and make an initial Premium payment to our Service Center or to an authorized representative.  The amount of the initial Premium will depend on the initial Specified Amount, and your choice of Death Benefit option and any Riders, for purposes of this policy.  During this time, we will deposit your initial Premium payment into an interest-bearing checking account.  Temporary insurance coverage will terminate on the date full insurance coverage takes effect, or five days from the date we mail a termination notice (accompanied by a refund equal to the Premium payment you submitted).  If we issue the policy, what we do with the net Premium depends on the right to examine law of the state in which you live (see "Right to Cancel (Examination Right)").  Issuance of the continuing insurance coverage is dependent upon completion of all underwriting requirements, payment of initial Premium, and delivery of the policy while the Insured is still living.

Right To Cancel (Examination Right)

For a limited time, commonly referred to as the "free look" period, you may cancel the policy and receive a refund.  The free look period expires ten days after you receive the policy or longer if required by state law.

If you decide to cancel the policy during the free look period, return the policy to the sales representative who sold it, or to us at our Service Center, along with your written cancellation request. Your written request must be received, if returned by means other than U.S. mail, or post-marked, if returned by U.S. mail, by the last day of the free look period.  If we do not receive your policy at our Service Center by the close of business on the date the free-look period expires, you will not be permitted to cancel your policy free of charge.  If the policy is canceled, we will treat the policy as if it was never issued.

Within seven days of a cancellation request, we will refund the amount prescribed by law.  Depending upon the law in the state or territory where the policy is issued, the amount we refund will be Cash Value or, in certain states, the greater of the initial Premium payment or the policy's Cash Value.

If the policy was issued in a state or territory that requires us to refund the initial Premium payment, we allocate initial net Premium to the fixed account as instructed, but hold all of the initial net Premium designated to be allocated to the Sub-Accounts in the available money market Sub-Account until the free look period expires.  At the expiration of the free look period, we will transfer the variable account Cash Value to the Sub-Accounts based on the allocation instructions in effect at the time of the transfer.

If the policy was issued in a state or territory that requires us to refund the Cash Value, we will allocate all of the initial net Premium to the designated Sub-Accounts and fixed account based upon the allocation instructions in effect at the time, at the price next determined.

To Change Coverage

After the first year from the Policy Date, you may request to change the Specified Amount; however, no change will take effect unless the new Cash Surrender Value would be sufficient to keep the policy In Force for at least three months.  Changes to the Specified Amount will alter the Death Benefit (see "Changes In The Death Benefit Option").  You may request to increase the Specified Amount, by at least $10,000, which will increase the Net Amount At Risk.  Because the cost of insurance charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will also cause the policy's cost of insurance charge to increase.  As a result, there will be a corresponding increase in the periodic charges we deduct from the policy's Cash Value.  An additional Surrender Charge schedule will also apply whenever you increase the base Policy Specified Amount.  An increase in the Specified Amount may cause an increase to the amount of subsequent Premium payments needed to keep the policy from lapsing (see "Lapse").

You may request to decrease the Specified Amount.  We first apply decreases to the amount of insurance coverage as a result of any prior Specified Amount increases, starting with the most recent.  Then we will decrease the initial Specified Amount.  However, we will deny a request which would reduce the amount of your coverage below the minimum initial Specified Amount or that would disqualify the policy as a contract for life insurance (see "To Purchase").

To change the Specified Amount, you must submit your written request to us at our Service Center.  You must provide us with evidence of insurability that satisfies our underwriting standards.  The Insured must be 80 or younger.  Changes will become effective on the next monthly anniversary from the Policy Date after we approve the request.  We reserve the right to limit the number of changes to one each year from the Policy Date.

Sub-Account Transfers

We will determine the amount you have available for transfers among the Sub-Accounts in Accumulation Units based on the Net Asset Value (NAV) per share of the mutual fund in which a Sub-Account invests.  The mutual fund will determine its NAV once daily as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m. EST).  An Accumulation Unit will not equal the NAV of the mutual fund in which the Sub-Account portfolio invests, however, because the Accumulation Unit value will reflect the deduction for any transaction fees and periodic charges (see "In Summary: Fee Tables" and "How Investment Experience Is Determined").  Policy owners may request transfers to or from the Sub-Accounts once per valuation day, subject to the terms and conditions of the policy and the mutual funds.  Transfers will be implemented by redeeming Accumulation Units from the Sub-Account(s) indicated by the policy owner and using the redemption proceeds to purchase Accumulation Units in another Sub-Account(s) as directed by the policy owner.  The net result is that the policy owner's Cash Value will not change (except due to standard market fluctuations), but the number and allocation of Accumulation Units within the policy will change.

Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading").  If you intend to use an active trading strategy, you should consult your registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.

We discourage (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy.  Short-term trading can result in:

•	The dilution of the value of the investors' interests in the mutual fund;

•
Mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	Increased administrative costs due to frequent purchases and redemptions.

To protect investors in this policy from the negative impact of these practices, we have implemented, or reserve the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.  We cannot guarantee that our attempts to deter active trading strategies will be successful.  If active trading strategies are not successfully deterred by our actions, the performance of Sub-Accounts that are actively traded will be adversely impacted.  Policy owners remaining in the affected Sub-Account will bear any resulting increased costs.

Redemption Fees.  Some mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to the Sub-Account.  The fee is assessed against the amount transferred and is paid to the mutual fund.  Redemption fees compensate the mutual fund for any negative impact on fund performance resulting from short-term trading.

U.S. Mail Restrictions.  We monitor transfer activity in order to identify those who may be engaged in harmful trading practices.  Transaction reports are produced and examined.  Generally, a policy may appear on these reports if the policy owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period.  A "transfer event" is any transfer, or combination of transfers, occurring in a given Valuation Period.  For example, if a policy owner executes multiple transfers involving 10 Sub-Accounts in 1 day, this counts as 1 transfer event.  A single transfer occurring in a given Valuation Period that involves only 2 Sub-Accounts (or 1 Sub-Account if the transfer is made to or from a fixed investment option) will also count as 1 transfer event.

As a result of this monitoring process, we may restrict the form in which transfer requests will be accepted.  In general, we will adhere to the following guidelines:

Trading Behavior	Nationwide's Response
6 or more transfer events in 1 calendar quarter
Nationwide will mail a letter to the policy owner notifying them that:
1.they have been identified as engaging in harmful trading practices; and
2.if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in 1 calendar year, the policy owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfer events in 2 consecutive calendar quarters OR More than 20 transfer events in 1 calendar year	Nationwide will automatically limit the policy owner to submitting transfer requests via U.S. mail.

For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, expedited U.S. mail, and expedited delivery via private carrier.

Each January 1st, we will start the monitoring anew, so that each policy starts with 0 transfer events each January 1 (see "Other Restrictions" below).

Managers of Multiple Contracts.  Some investment advisors/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple policy owners.  These multi-contract advisors will be required by Nationwide to submit all transfer requests via U.S. mail.

Other Restrictions.  We reserve the right to refuse or limit transfer requests, or take any other action we deem necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf).  In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by us to constitute harmful trading practices, may be restricted.

Any restrictions that we implement will be applied consistently and uniformly.  In the event a restriction we impose results in a transfer request being rejected, we will notify you that your transfer request has been rejected.  If a short-term trading fee is assessed on your transfer, we will provide you a confirmation of the amount of the fee assessed.

We may add new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees.  In the case of new share class additions, your subsequent allocations may be limited to that new share class.  Short-term trading fees are a charge assessed by an underlying mutual fund when you transfer out of a Sub-Account within 60 days of the date of allocation to the Sub-Account.  The separate account will collect the short-term trading fees at the time of the transfer by reducing the amount transferred.  We will remit all such fees to the underlying mutual fund.

Underlying Mutual Fund Restrictions and Prohibitions.  Pursuant to regulations adopted by the SEC, we are required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

1)	Request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any of our policy owners;

2)	Request the amounts and dates of any purchase, redemption, transfer or exchange request ("transaction information"); and

3)
Instruct us to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than our policies).

We are required to provide such transaction information to the underlying mutual funds upon their request.  In addition, we are required to restrict or prohibit further purchases or exchange requests upon instruction from the underlying mutual fund.  We and any affected policy owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or exchange requests.  If an underlying mutual fund refuses to accept a purchase or exchange request submitted by us, we will keep any affected policy owner in their current underlying mutual fund allocation.

Fixed Account Transfers

Prior to the policy's Maturity Date, you may make transfers involving the fixed account.  These transfers will be in dollars, and we reserve the right to limit their timing and amount, including that you may not request a transfer involving the fixed account before the end of the first year from the Policy Date.  Also, you may not make more than 1 transfer every 12 months.

On transfers to the fixed account, we may not permit you to transfer over 25% of your variable Cash Value as of the close of business of the prior Valuation Period.

On transfers from the fixed account, we may not permit you to transfer over 25% of your fixed account Cash Value as of the end of the previous policy year (subject to state restrictions).

Contacting the Service Center

All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:

•	by telephone at 1-800-848-6331 (TDD 1-800-238-3035)

•	by mail to P.O. Box 182835, Columbus, Ohio 43218-2835

•	by fax at 1-888-634-4472

•	by Internet at www.nationwide.com.

We reserve the right to restrict or remove the ability to submit service requests via Internet, phone, or fax upon written notice.

Not all methods of communication are available for all types of requests.  To determine which methods are permitted for a particular request, refer to the specific transaction provision in this prospectus, or call the Service Center.  Requests submitted by means other than described in this prospectus could be returned or delayed.

Service and transaction requests will generally be processed on the Valuation Period they are received at the Service Center as long as the request is in good order.  Good order generally means that all necessary information to process the request is complete and in a form acceptable to us.  If a request is not in good order, we will take reasonable actions to obtain the information necessary to process the request.  Requests that are not in good order may be delayed or returned.  We reserve the right to process any transaction request sent to a location other than the Service Center on the Valuation Period it is received at the Service Center.

We may be required to provide information about your policy to government regulators.  If mandated under applicable law, we may be required to reject a Premium payment and to refuse to process transaction requests for transfers, surrenders, loans, and/or death benefits until instructed otherwise by the appropriate regulator.

We will use reasonable procedures to confirm that instructions are genuine and we will not be liable for following instructions that we reasonably determined to be genuine.  We may record telephone requests.  Telephone and computer systems may not always be available.  Any telephone system or computer, whether yours or ours, can experience outages or slowdowns for a variety of reasons.  The outages or slowdowns could prevent or delay processing.  Although we have taken precautions to support heavy use, it is still possible to incur an outage or delay.  To avoid technical difficulties, submit transaction requests by mail.

To Exchange

You have an exchange right under the policy.  At any time within the first 24 months of coverage from the Policy Date, you may surrender this policy and use the Cash Surrender Value to purchase a new policy on the Insured's life without evidence of insurability.  Afterwards, you may also surrender the policy and use the Cash Surrender Value to purchase a new policy on the same Insured's life, but subject to evidence of insurability that satisfies our underwriting standards.

The new policy may be one of our available individual flexible premium adjustable life insurance policies.  It may not have a greater Death Benefit than that of this policy immediately prior to the exchange date.  It will have the same Specified Amount, Policy Date, and issue age.  We will base Premiums on our rates in effect for the same sex, Attained Age and premium class of the Insured on the exchange date.  You may transfer Indebtedness to the new policy.

You must make your request on our official forms to our Service Center.  The policy must be In Force and not in a Grace Period.  You must pay a surrender charge.  The exchange may have tax consequences (see "Exchanging the Policy For Another Life Insurance Policy").  The new policy will take effect on the exchange date only if the Insured is alive.  This policy will terminate when the new policy takes effect.

To Terminate (Surrender)

You have the right to terminate the policy, or you may surrender the policy for its Cash Surrender Value.  The policy will automatically terminate when the Insured dies, the policy matures, or the Grace Period ends.

Generally, if the policy has a Cash Surrender Value in excess of the Premiums you have paid, upon surrender the excess will be included in your income for federal tax purposes (see "Surrendering the Policy; Maturity").  The Cash Surrender Value will be reduced by the outstanding amount of a policy loan (see "Policy Loans").

To Assign

You may assign any rights under the policy while the policy is In Force, subject to our approval.  If you do, your beneficiary's interest will be subject to the person(s) to whom you have assigned rights.  Your assignment must be in writing, signed, and recorded at our Service Center before it will become effective.  Prior to being recorded, assignments will not affect any payments made or actions taken by Nationwide.  Nationwide is not responsible for any assignment not submitted for recording, nor is Nationwide responsible for the sufficiency or validity of any assignment.  Your assignment will be subject to any outstanding policy loans, policy liens, garnishments, court orders, or any previous assignments (see "Policy Loans").

Proceeds Upon Maturity

If the policy is In Force on the Maturity Date we will pay you the Proceeds which will equal the policy's Cash Value, less any Indebtedness.

Normally, we will pay the Proceeds within seven days after we receive your written request at our Service Center.  The payment will be postponed, however, when: the New York Stock Exchange is closed; the SEC restricts trading or declares an emergency; the SEC permits us to defer it for the protection of our policy owners; or the Proceeds are to be paid from the fixed account.  The Proceeds will equal the policy's Cash Value minus any Indebtedness.  After we pay the Proceeds, the policy is terminated.

We may offer to extend the Maturity Date to coincide with the Insured's death, after which we will pay the Proceeds to your beneficiary.  During this time, you will still be able to request partial surrenders.  The Maturity Date extension will either be for the policy value, or for the Specified Amount (subject to the law of the state in which you lived at the time you purchased the policy).  It is your choice, and, in any event, your policy will be endorsed so that:

•      No changes to the Specified Amount will be allowed;

•      No additional Premium payments will be allowed;

•      100% of the policy value will be transferred to the fixed account;

•	To extend for the Cash Value, your policy's Death Benefit will become the Cash Value, irrespective of your previous Death Benefit option choice; and

•
The monthly policy expense charges and administrative charges will no longer be deducted from the Cash Value since the Death Benefit will be equal to the Cash Value.  The cost of insurance charges after that time will be zero.

The primary purpose of Maturity Date extension is to continue the life insurance coverage and avoid current income taxes on any earnings in excess of your cost basis if the maturity Proceeds are taken (see, "Surrendering the Policy; Maturity").

Assuming you have no outstanding Indebtedness on the Maturity Date and that no partial surrenders or loans are taken after the Maturity Date, the Proceeds after the Maturity Date will equal or exceed the Proceeds at maturity.  However, because the loan interest rate charged may be greater than loan interest credited, if you have an outstanding loan on or after the Maturity Date, Proceeds after the Maturity Date may be less than the proceeds at maturity.

The Maturity Date will not be extended, however, beyond when the policy would fail the definition of life insurance under the Code (see "The Death Benefit").

Reminders, Reports and Illustrations

On request, we will send you scheduled Premium payment reminders and transaction confirmations.  We will also send you annual reports that show:

•	The Specified Amount

•	The current Cash Value

•	Minimum monthly Premiums

•	The Cash Surrender Value

•	Premiums paid

•	Outstanding Indebtedness

•	All charges since the last report.

You may receive information faster from us and reduce the amount of mail you receive by signing up for our eDelivery program.  We will notify you by e-mail when important documents, like statements and prospectuses, are ready for you to view, print, or download from our secure server.  If you would like to choose this option, go to www.nationwide.com/login.

We will send these reminders and reports to the address you provide on the application, or to another you may specify.  At any time after the first policy year, you may ask for an illustration of future benefits and values under the policy.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to your household, we will mail only one copy of each document, unless notified otherwise by you.  Household delivery will continue for the life of the policies.

A policy owner can revoke their consent to household delivery and reinstitute individual delivery by contacting our Service Center.  We will reinstitute individual delivery within 30 days after receiving such notification.

Errors or Misstatements

If you make an error or misstatement in completing the application, then we will adjust the Death Benefit and Cash Value accordingly.

To determine the adjusted Death Benefit, we will multiply the Net Amount At Risk at the time of the Insured's death by the ratio of the monthly cost of insurance applied at the true age and sex in the policy month of death and the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death.  We will then add this adjusted amount that reflects the true age and sex of the Insured to the Cash Value of the policy at the Insured's death.  The Cash Value will also be adjusted to reflect the cost of insurance charges based on the Insured's correct age and sex from the Policy Date.

Incontestability

Unless prohibited by state law, we will not contest payment of the Death Benefit based on the initial Specified Amount after the policy has been In Force during the Insured's lifetime for two years from the Policy Date.  For any change in Specified Amount requiring evidence of insurability, we will not contest payment of the Death Benefit based on such an increase after it has been In Force during the Insured's lifetime for two years from its effective date.

The incontestability period in some states may be less than 2 years.

If We Modify the Policy

Any modification (or waiver) of our rights or requirements under the policy must be in writing and signed by our president or corporate secretary.  No agent may bind us by making any promise not contained in the policy.

We may modify the policy, our operations, or the separate account's operations to meet the requirements of any law (or regulation issued by a government agency) to which the policy, our company, or the separate account is subject.  We may modify the policy to assure that it continues to qualify as a life insurance contract under the federal tax laws.  We will notify you of all modifications, and we will make appropriate endorsements to the policy.

Riders

Riders are available for you to purchase to design the policy to meet your specific needs.  You may purchase any of them simultaneously.  Once the policy is In Force, to add a Rider, we may require further evidence of insurability.  You will be charged for a Rider: so long as the policy remains In Force and the Rider's term has not expired; until we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Service Center (see "In Summary: Fee Tables" and "Charges").

Accidental Death Benefit Rider

Subject to our underwriting approval, you may purchase this Rider at any time.  The Rider pays a benefit, in addition to the Death Benefit, to the named beneficiary upon the Insured's accidental death.  The benefit continues until the Insured reaches Attained Age 70.  You will be charged for this Rider: so long as the policy remains In Force and the Rider's term has not expired; until we have paid the benefit, or you decide you no longer need the benefit and let us know in writing at our Service Center.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.

Base Insured Term Rider

Subject to our underwriting approval, this Rider is available when the policy is In Force.  The benefit is term life insurance on the Insured, in addition to the Death Benefit, payable to the beneficiary upon the Insured's death.

The benefit amount varies monthly and is based on the Death Benefit option you have chosen.  You may renew coverage annually until the Insured reaches Attained Age 95, when this Rider's term expires.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Before deciding whether to purchase the Rider it is important for you to know that when you purchase the Rider, the compensation received by your registered representative and his or her firm is less than when compared to purchasing insurance coverage under the base policy.  As a result of this compensation reduction, the charges assessed for the cost of insurance under the Rider will be lower for a significant period of time.  There are instances where the Rider may require lower Premium to maintain the total death benefit over the life of the policy or may require higher Premium when compared to not purchasing the Rider at all.  You need to know that when the Rider is purchased, the Maturity Date for coverage under the Rider may not be extended (resulting in a loss of coverage at maturity).

Change of Insured Rider

You may elect this Rider for no charge at any time.  You may change the Insured for a new Insured, subject to insurability and other conditions.  The costs and benefits under the policy after the change will be based on, and could change with, the underwriting classification and characteristics of the new Insured, but this Rider's benefit will have no impact on the policy's Death Benefit.

Children's Insurance Rider

Subject to our underwriting approval, you may purchase term life insurance on any of the Insured's children at any time.  Before an expiration date, the policy pays a benefit to the named beneficiary upon the insured child's death.  As long as the policy is In Force, the insurance coverage for each child will continue until the earlier of: 1) the anniversary of the policy on or after the date that the child turns age 22; or 2) the anniversary of the policy on or after the date that the Insured turns age 65.

Subject to certain conditions specified in the Rider, the Rider may be converted into a policy on the life of the insured child without evidence of insurability.  You will be charged for this Rider: so long as the policy remains In Force and the Rider's term has not expired; until we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Service Center.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.

Guaranteed Minimum Death Benefit Rider

This Rider is only available when you purchase the policy and has no loan value or Cash Surrender Value.  The purpose of this Rider is to keep the death benefit In Force and to prevent the policy from lapsing.  The benefit is a death benefit payable to the beneficiary you designate, less any outstanding Indebtedness and any withdrawals.

There is no charge for this Rider during the first three policy years.  In the first month of the third Policy year, this charge will begin and after the third Policy year, this Rider ensures that the base Policy will remain In Force even if the Cash Surrender Value is zero or less, as long as: 1) the Rider is In Force; 2) the Insured is alive; and 3) you have met the annual Rider Minimum Premium requirement.  The annual Rider Minimum Premium is shown on the Policy Data Page and is based on the issue age, sex, Specified Amount, Death Benefit option and underwriting class of the Insured.

On each policy anniversary, we will determine if the Rider Minimum Premium requirement has been met.  This requirement shall be met if the sum of all previous Premium payments under the policy, less any partial withdrawals and existing policy Indebtedness is greater than or equal to the sum of the annual Rider Minimum Premiums for the previous policy years.  If this requirement is met, the policy is guaranteed to remain In Force during the next policy year, provided there are no new loans or partial withdrawals.  If this requirement is not met, we will notify you of the Premium payments required in order to continue benefits under this Rider.  A Grace Period of 61 days will be provided and if the required Premiums are not received during this Grace Period, the Rider will terminate without value.  During this Grace Period, the Rider charge will still apply.  During any policy year when benefits are being paid under the Waiver of Monthly Deduction Rider, the annual Rider Minimum Premium that policy year will be equal to zero.

Spouse Life Insurance Rider

Subject to our underwriting approval, you may purchase this Rider at any time.  The benefit is a death benefit payable to the beneficiary you designate upon the Insured's spouse's death; otherwise, the benefit is payable to the Insured.  The benefit continues until the anniversary of the Rider on or next following the year in which the Insured's spouse turns age 70, or the policy matures, whichever is earlier.  You will be charged for this Rider: so long as the policy remains In Force and the Rider's term has not expired; until we have paid the benefit; or until you decide you no longer need the benefit and let us know in writing at our Service Center.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.  This Rider has a conversion right. The Insured's spouse may exchange this Rider's benefit for a level premium, level benefit plan of whole life insurance, subject to limitations.

Waiver of Monthly Deductions Rider

Subject to our underwriting approval, you may purchase this Rider at any time so long as the policy is In Force and it is before the Policy Date on or following when the Insured reaches age 65.  If an Insured becomes disabled, as defined in this Rider, for 6 consecutive months within the first 3 years from the Policy Date, the benefit is a credit to your policy in an amount necessary to keep the policy In Force.  The benefit for subsequent years, however, is a waiver of your policy's monthly charges.  For example, if you become totally disabled for 6 consecutive months, 2 years and 8 months from the Policy Date, for the first four months, the benefit would be a credit equal to the amount necessary to keep the policy In Force.  After that, the Rider's benefit would be a waiver of your policy's monthly charges.

Note:  This Rider's benefit alone may not be sufficient to keep your policy from Lapsing.  Therefore, you may need to make additional Premium payments to prevent Lapse even while the Rider's benefit is being paid.  However, while the Rider's benefit is being paid, it will cost you less on a monthly basis to keep the policy In Force.

How long the benefit lasts depends on the Insured's age when total disability begins.  Before age 60, the benefit continues for as long as the Insured is totally disabled (even if that disability extends past when the Insured reaches age 65).  Between ages 60 and 63, the benefit continues until the Insured turns age 65.  From age 63, the benefit lasts only for 2 years.

Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Premium

This policy does not require a scheduled payment of Premium to keep it In Force.  The policy will remain in effect as long as the conditions that cause the policy to Lapse do not exist.  Upon request, we will furnish Premium receipts.

Initial Premium

The amount of your initial Premium will depend on the initial Specified Amount of insurance, the Death Benefit option, and any Riders you select.  Generally, the higher the required initial Specified Amount, the higher the initial Premium will be.  Similarly, because Death Benefit Option Two provides for a potentially greater Death Benefit than Death Benefit Option One, Death Benefit Option Two may require a higher amount of initial Premium.  Also, the age, health, and activities of the Insured will affect our determination of the risk of issuing the policy.  In general, the greater this risk, the higher the initial Premium will be.

Whether we will issue full insurance coverage depends on the Insured meeting all underwriting requirements, you paying the initial Premium, and our delivery of the policy while the Insured is alive.  We will not delay delivery of the policy to increase the likelihood that the Insured is not still living.  Depending on the outcome of our underwriting process, more or less Premium may be necessary for us to issue the policy.  We also retain the right to not issue the policy, after which, if we exercise this right, we will return your payment within 2 business days thereafter.

You may pay the initial Premium to our Service Center or to our authorized representative.  The initial Premium payment must be at least $50, equal to the minimum monthly Premium.  The initial Premium payment will not be applied to the policy until the underwriting process is complete.  Allocation of initial net Premium will be determined by the right to examine law of the state or territory where the policy is issued (see "Right to Cancel (Examination Right)").

Subsequent Premiums

You may make additional Premium payments at any time while the policy is In Force, subject to the following:

•
During the first 3 policy years, the total Premium payments, less any outstanding Indebtedness, less any partial surrender fee, must be greater than or equal to the minimum Premium requirement in order to guarantee that the policy will remain In Force.

•	After the first 3 policy years, each Premium payment must be at least equal to the minimum monthly Premium.

•	We may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy's Net Amount At Risk.

•
We will refund Premium payments that exceed the applicable premium limit established by the IRS to qualify the policy as a contract for life insurance.  As discussed in the "Taxes" section of this prospectus, additional Premium payments or other changes to the policy may jeopardize the policy's non-modified endowment contract status.  We will monitor Premiums paid and other policy transactions and will notify you when the policy's non-modified endowment contract status is in jeopardy.

•
We may require that outstanding Indebtedness be repaid prior to accepting any additional Premium payments.  Some, but not all, of the situations when we might exercise this right include when interest rates are low, when your policy loans exceed 90% of the Cash Value of your Sub-Account allocations, or when a Premium payment may alter the character of the policy for tax purposes (see "Lapse").  We will let you know in advance.

•
We will send scheduled Premium payment reminder notices to you according to the Premium payment method shown on the Policy Data Page.  If you decide to make a subsequent Premium payment, you must send it to our Service Center.

Charges

Please read and consider the following in conjunction with the fee tables and accompanying footnotes (see "In Summary: Fee Tables").  Also, see your policy, including the Policy Data Page and the Riders, for more information.

We will make deductions under the policy to compensate us for: the services and benefits we provide; the costs and expenses we incur; and the risks we assume.  Every time you make a Premium payment, we will charge against that Premium payment a Premium Load, which is composed of the sales load and premium taxes.  We will deduct all other charges from the policy's Cash Value (rather than a Premium payment), in proportion to the balances of your variable Cash Value, and fixed account Cash Value.  These charges are assessed by redeeming Accumulation Units.  The number of Accumulation Units redeemed is determined by dividing the dollar amount of the charge by the Accumulation Unit value for the Sub-Account.  We will only deduct the mortality and expense risk charge from the Cash Value of the Sub-Account portfolio.  We will transfer the loan interest charge from your investment options to the loan account.  We take the monthly periodic charges in advance and we will not pro-rate any monthly Rider charge should the Rider terminate before the beginning of the next month.

There are also operating charges associated with the Sub-Account portfolios.  While you will not pay them directly, they will affect the value of the assets in the Sub-Accounts.  On a daily basis, the manager of each mutual fund that comprises the policy's available variable investment options deducts operating charges from that mutual fund's assets before calculating the NAV.  (We use NAV to calculate the value of your corresponding Sub-Account portfolio allocation in Accumulation Units.)  In addition, some mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to that Sub-Account.  The fee is assessed against the amount transferred and is paid to the mutual fund.  For more information on the operating charges and short-term trading fees assessed by the mutual funds held by the Sub-Account portfolios, please see the prospectus for the mutual fund and "Short-Term Trading Fees" in this prospectus.

Sales Load

This charge compensates us for our sales expenses.  The sales load portion of the Premium Load charge is guaranteed not to exceed $25 per $1,000 of Premium and covers our sales expenses.  Currently, this charge is equal to $25 per $1,000 of Premium up to the break point Premium, and $5 per $1,000 of Premium in excess of the break point Premium.  The break point Premium is shown in the Policy Data Page.  Sales load is assessed each time a Premium payment is submitted.  We may earn a profit from this charge.

Premium Taxes

The premium taxes portion of the Premium Load charge is $35 per $1,000 of Premium and reimburses us for state and local premium taxes (at the estimated rate of 2.25%), and for federal premium taxes (at the estimated rate of 1.25%).  This amount is an estimated amount.  If the actual tax liability is more or less, we will not adjust the charge retroactively, so we may profit from it.

Surrender Charges

A surrender charge will apply if you surrender the policy during the first 9 years from the Policy Date, lapse the policy, or request a decrease in the Specified Amount.  Surrender charges compensate us for policy underwriting and sales expenses.  The charge will be deducted proportionally from the Cash Value in each Sub-Account and the fixed account.  The surrender charge is reduced by any partial surrender charge actually paid on previous decreases in the Specified Amount.  We may earn a profit from this charge.

The following tables illustrate the maximum initial surrender charge per $1,000 of initial Specified Amount for policies which are issued on a standard basis (see Appendix C for specific examples).

Initial Specified Amount $50,000-$99,999
Issue Age	Male Non-Tobacco	Female Non-Tobacco	Male Standard	Female Standard
25	$7.776	$7.521	$8.369	$7.818
35	$8.817	$8.398	$9.811	$8.891
45	$12.191	$11.396	$13.887	$12.169
55	$15.636	$14.011	$18.415	$15.116
65	$22.295	$19.086	$26.577	$20.641

Initial Specified Amount $100,000 or More
Issue Age	Male Non-Tobacco	Female Non-Tobacco	Male Standard	Female Standard
25	$5.776	$5.521	$6.369	$5.818
35	$6.817	$6.398	$7.811	$6.891
45	$9.691	$8.896	$11.387	$9.669
55	$13.136	$11.511	$15.915	$12.616
65	$21.295	$18.086	$25.577	$19.641

Special guaranteed maximum surrender charges apply in Pennsylvania (see Appendix C).  Ask for an illustration or see the Policy Data Page for more information on your cost.

The surrender charge amount decreases over time and we will deduct the surrender charge based on the following schedule:

Policy year calculated from the Policy Date or effective date of Specified Amount increase:	Surrender Charge as a Percentage of Initial Surrender Charge
0	100%
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	40%
8	30%
9 and After	0%

There are two components to the surrender charge: the underwriting component and the sales component.  The underwriting component is based upon the Insured’s age when the policy is issued and covers costs associated with underwriting.  The sales expense component, which is based on and varies by the Insured’s sex, age when the policy is issued, and underwriting class, covers sales expenses including processing applications, conducting medical exams, determining insurability (and the Insured’s underwriting class), and establishing policy records.  Additional information can be found in the Statement of Additional Information which can be requested, free of charge, by contacting our Service Center.

We will waive the surrender charge of your policy if you elect to surrender it in exchange for a plan of permanent fixed life insurance offered by us subject to the following:

•	the exchange and waiver may be subject to your providing us new evidence of insurability and our underwriting approval; and

•	you have not invoked the Waiver of Monthly Deductions Rider.

We may impose a new surrender charge on the policy received in the exchange.

Partial Surrender Fee

You may request a partial surrender after the first year from the Policy Date while the policy is In Force.  We may charge a partial surrender fee to compensate us for the administrative costs in calculating and generating the surrender amount.  The maximum fee is the lesser of $25 or 2% of the dollar amount of the partial surrender.  However, currently, there is no charge for a partial surrender.  The Cash Value available for a partial surrender is subject to any outstanding Indebtedness.

Short-Term Trading Fees

Some mutual funds may assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to the Sub-Account.

Short-term trading fees are intended to compensate the mutual fund (and policy owners with interests allocated in the mutual fund) for the negative impact on fund performance that may result from frequent, short-term trading strategies.  Short-term trading fees are not intended to affect the large majority of policy owners not engaged in such strategies.

Any short-term trading fee assessed by any mutual fund available in conjunction with the policies described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading.  Short-term trading fees will only apply to those Sub-Accounts corresponding to mutual funds that charge such fees.  Please refer to the prospectus for each Sub-Account portfolio for more detailed information.  Policy owners are responsible for monitoring the length of time allocations are held in any particular Sub-Account.  We will not provide advance notice of the assessment of any applicable short-term trading fee.

For a complete list of the Sub-Accounts that assess (or reserve the right to assess) a Short-Term Trading Fee, see "Appendix A: Sub-Account Information".

If a short-term trading fee is assessed, the mutual fund will charge the separate account 1% of the amount determined to be engaged in short-term trading.  The separate account will then pass the short-term trading fee on to the specific policy owner that engaged in short-term trading by deducting an amount equal to the fee from that policy owner's Sub-Account value.  All such fees will be remitted to the mutual fund; none of the fee proceeds will be retained by us or the separate account.

Transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining short-term trading fees.  In other words, units held the longest time will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to short-term trading fees.  Transactions that are not subject to short-term trading fees include:

•	Scheduled and systematic transfers, such as Dollar Cost Averaging;

•	Policy loans or surrenders; or

•	Payment of the death benefit proceeds upon the Insured's death.

New share classes of currently available mutual funds may be added as investment options under the policy.  These new share classes may require the assessment of short-term trading fees.  When these new share classes are added, new Premium payments and exchange reallocations to the mutual funds in question may be limited to the new share class.

Cost of Insurance

The cost of insurance charge compensates us for underwriting insurance protection.  The cost of insurance charge is the product of the Net Amount At Risk and the cost of insurance rate.

We base the cost of insurance rate on our expectations as to future mortality and expense experience.  The cost of insurance rate will vary by: the Insured's sex; age; underwriting class; any Substandard Ratings; how long the policy has been In Force, and the Specified Amount.  There will be a separate cost of insurance rate for the initial Specified Amount and any increases.  The cost of insurance rates will never be greater than those shown on the Policy Data Page that we send you when we issue the policy.

Flat Extras and Substandard Ratings. As part of our underwriting process, we may inquire about the occupation and activities of the Insured.  If the activities or occupation of an Insured cause an increased health or accident risk, it may result in the Insured receiving a Substandard Rating.  If this is the case, we may add an additional component to the cost of insurance charge called a "Flat Extra."  The Flat Extra accounts for the increased risk of providing life insurance when one or more of these factors apply to the Insured.  The Flat Extra is a component of the total cost of insurance charge, so if applied it will be deducted from the policy's Cash Value on the Policy Date and the monthly anniversary of the Policy Date.  The monthly Flat Extra is between $0.00 and $2.08 per $1,000 of the Net Amount At Risk.  If a Flat Extra is applied, it is shown in the Policy Data Pages.  In no event will the Flat Extra result in the cost of insurance charge exceeding the maximum charge listed in the fee table of this prospectus.

We will uniformly apply a change in any cost of insurance rate for Insureds of the same age, sex, underwriting class, and any Substandard Ratings, on whom policies with the same Specified Amount have been In Force for the same length of time.  The change could increase your cost of insurance charge, which, accordingly, would decrease your policy's Cash Value, and the converse is true, too.  In contrast, you could cause your cost of insurance charge to decrease with a request to reduce the Specified Amount that also reduces the Net Amount At Risk.

There will be a separate cost of insurance rate for the initial Specified Amount and any Specified Amount increase.  An increase in the Specified Amount may cause an increase in the Net Amount At Risk.  Because the Cost of Insurance Charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the policy's Cost of Insurance Charge to increase.  An increase in the Specified Amount may require you to make larger or additional Premium payments in order to avoid Lapsing the Policy.

The rate class of an Insured may affect the cost of insurance rate.  Nationwide currently places Insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk.  In an otherwise identical policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks.  Nationwide may also issue certain policies on a "non medical" basis to certain categories of individuals.  Due to the underwriting criteria established for policies issued on a non medical basis, actual rates will be higher than the current cost of insurance rates being charged that are medically underwritten.

Mortality and Expense Risk

Though the maximum guaranteed mortality and expense risk charge is higher, currently, we deduct this charge on a daily basis according to the following schedule.  During the first through ninth year from the Policy Date, the annualized charge is $8.00 per $1,000 of Cash Value.  After the ninth year, this annualized charge is $8.00 per $1,000 on the first $25,000 of Cash Value and $5.00 per $1,000 of additional Cash Value.  This charge compensates us for assuming risks associated with mortality and expense costs, and we may profit from it.  The mortality risk is that the Insured does not live as long as expected.  The expense risk is that the costs of issuing and administering the policy are more than expected.

Administrative

Currently, we deduct $12.50 per month through the first year from the Policy Date for the administrative charge.  The maximum guaranteed administrative charge is $25 per month in the first policy year.  Thereafter, we currently deduct $5 per month, and the maximum guaranteed administrative charge is $7.50 per month.  This charge reimburses us for the costs of maintaining the policy, including for accounting and record-keeping.

Increase Charge

The increase charge is deducted proportionally from the Cash Value in the Sub-Accounts and the fixed account when the policy owner requests an increase in the Specified Amount.  It is used to cover the cost of underwriting the requested increase and processing and distribution expenses related to the increase.

The increase charge is comprised of two components: underwriting and administration; and sales.  The underwriting and administration component is equal to $1.50 per year per $1,000 of increase.  The sales component is equal to $0.54 per year per $1,000 of increase.  Together, the maximum charge totals $2.04 per year ($0.17 per month).

Policy Loan Interest

We will charge interest on the amount of an outstanding policy loan, at the rate of 6.0% per annum, which will have accrued daily and become due and payable at the end of the year from the Policy Date.  If left unpaid, we will add it to the loan amount.  As collateral or security for repayment, we will transfer an equal amount of Cash Value to the policy loan account, on which interest will accrue and be credited daily.  During years 2 through 14 from the Policy Date, the current interest crediting rate is 5.1%.  Thereafter, the current interest crediting rate is 6.0% per annum for all loans (guaranteed minimum of 4.0%).  Accordingly, your net cost for an ordinary loan during years 1 through 14 from the Policy Date is 0.9% per annum currently.  Thereafter, there is no cost (a net cost of 0) for a loan currently.  For more information, see "Collateral and Interest".

Children's Insurance Rider

The charge for this Rider compensates us for providing term insurance on the life of each child of the Insured.  We will charge for the Rider so long as the policy is In Force and the Rider is in effect.  The cost will remain the same, even if you request to change the number of children covered under the Rider.  However, we may decline your request to add another child based on our underwriting standards.

Change of Insured Rider

There is no charge for this Rider and you may elect it at any time.  The costs and benefits under the policy after the change will be based on, and could change with the underwriting classification and characteristics of the new Insured, but this Rider's benefit will have no impact on the policy's Specified Amount.

Spouse Life Insurance Rider

The charge for this Rider compensates us for providing term insurance on the life of the Insured's spouse.  The charge is the product of the Specified Amount of this Rider and the spouse life insurance cost of insurance rate.  We base the spouse life insurance cost of insurance rate on our expectations as to the mortality of the Insured's spouse.  The spouse life insurance cost of insurance rate will vary by: the spouse's sex; Attained Age; underwriting class; any Substandard Ratings; and Specified Amount of the Rider.

Accidental Death Benefit Rider

The charge for this Rider compensates us for providing coverage in the event of the Insured's accidental death, meaning the Insured's death as a result of bodily injury caused by external, violent and accidental means from a cause other than a risk not assumed.  The charge is the product of the Specified Amount of this Rider and the accidental death benefit cost of insurance rate.  We base the accidental death benefit cost of insurance rate on our expectations as to the likelihood of the Insured's accidental death.  The accidental death benefit cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; and any Substandard Ratings.

Base Insured Term Rider

The charge for this Rider compensates us for providing term life insurance on the Insured.  The charge is the product of the Specified Amount of this Rider and the additional protection cost of insurance rate.  We base the additional protection cost of insurance rate on our expectation as to the Insured's mortality.  The additional protection cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; any Substandard Ratings; and the Rider Specified Amount.

Waiver of Monthly Deductions Rider

The charge for this Rider compensates us for waiving monthly charges (excluding this Rider's charge) upon the Insured's total disability, as defined in this Rider, for 6 consecutive months.  However, during the first 3 years from the Policy Date, we will instead credit your policy with the minimum monthly Premium payment due during the Insured's total disability.  The charge is the product of the amount of periodic charges deducted from the policy on a monthly basis (excluding the cost for this Rider) and the deduction waiver cost rate.  We base the deduction waiver cost rate on our expectations as to the likelihood of the Insured's total disability for 6 consecutive months.  The deduction waiver cost rate varies by: the Insured's sex; Attained Age; underwriting class; and any Substandard Ratings.

Guaranteed Minimum Death Benefit Rider

There is no charge for this Rider during the first 3 policy years.  The charge subsequently assessed compensates us for guaranteeing the minimum Death Benefit.  The Rider charge does not vary by insured.

Reduction of Charges

In addition to sales to individuals, the policy may be purchased by corporations and other entities.  Nationwide may reduce or eliminate certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges) where the size or nature of the group allows us to realize savings with respect to sales, underwriting, administrative or other costs.

We determine the eligibility and the amount of any reduction by examining a number of factors, including: the number of policies owned with different Insureds; the total Premium we expect to receive; total Cash Value of commonly owned policies; the nature of the relationship among individual Insureds; the purpose for which the policies are being purchased; the length of time we expect the individual policies to be In Force; and any other circumstances which are rationally related to the expected reduction in expenses.

We may lower commissions to the selling broker-dealer and/or increase charge back of commissions paid for policies sold with reduced or eliminated charges.  If you have questions about whether your policy is eligible for reduction of any charges, please consult with your registered representative for more specific information.  Your registered representative can answer your questions and where appropriate can provide you with illustrations demonstrating the impact of any reduced charges for which you may be eligible.

We may change both the extent and the nature of the reductions.  We make the reductions in charges in a way that is not unfairly discriminatory to policy owners and reflects the differences in costs of services we provide.

Entities considering purchasing the policy should note that in 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex.  The policies offered by this prospectus are based upon actuarial tables which distinguish between men and women unless the purchaser is an entity and requests that we use sex non-distinct tables.  Thus the policies generally provide different benefits to men and women of the same age.  Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

A Note on Charges

During a policy's early years, the expenses we incur in distributing and establishing the policy exceed the deductions we take.  Nevertheless, we expect to make a profit over time because variable life insurance is intended to be a long-term financial investment.  Accordingly, we have designed the policy with features and investment options that we believe support and encourage long-term ownership.

We make many assumptions and account for many economic and financial factors when we establish the policy's fees and charges.  The following is a discussion of some of the factors that are relevant to the policy's pricing structure.

Distribution, Promotional, and Sales Expenses.  Distribution, promotional, and sales expenses include amounts we pay to broker-dealer firms as commissions, expense allowances, and marketing allowances.  We refer to these expenses collectively as "total compensation."

We have the ability to customize the total compensation package of our broker-dealer firms.  We may vary the form of compensation paid or the amounts paid as commission, expense allowance or marketing allowance; however, the total compensation will not exceed the maximum (99% of first year premium and no more than 4% of any excess and renewal premium).  Commission may also be paid as an asset-based amount instead of a premium based amount.  If an asset-based commission is paid, it will not exceed 0.25% of the non-loaned Cash Value per year.

The actual amount and/or forms of total compensation we pay depend on factors such as the level of Premiums we receive from respective broker-dealer firms and the scope of services they provide.  Some broker-dealer firms may not receive maximum total compensation.

Individual registered representatives typically receive a portion of the commissions/total compensation we pay, depending on their arrangement with their broker-dealer firm.  If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative.

Information on Underlying Mutual Fund Payments

Our Relationship with the Underlying Mutual Funds.  The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The separate account aggregates policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.  The separate account (and not the policy owners) is the underlying mutual fund shareholder.  When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  We incur these expenses instead.

We also incur the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing policy owners with Sub-Account options that correspond to the underlying mutual funds.

An investment advisor or subadvisor of an underlying mutual fund or its affiliates may provide us or our affiliates with wholesaling services that assist in the distribution of the policy and may pay us or our affiliates to participate in educational and/or marketing activities.  These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the policy.

Types of Payments We Receive.  In light of the above, the underlying mutual funds or their affiliates make certain payments to us or our affiliates.  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies we and our affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of the policies, paying expenses that we or our affiliates incur in promoting, marketing, and administering the policies and the underlying mutual funds, and achieving a profit.

We or our affiliates receive the following types of payments:

•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and

•
Payments by an underlying mutual fund's advisor or subadvisor (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in underlying mutual fund charges.

Furthermore, we benefit from assets invested in our affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because our affiliates also receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, we may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds).  Without these payments, we would have imposed higher charges under the policy.

Amount of Payments We Receive.  For the year ended December 31, 2011, the underlying mutual fund payments we and our affiliates received from the underlying mutual funds did not exceed 0.60% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through the policy or other variable policies that we and our affiliates issue.  Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most underlying mutual funds or their affiliates have agreed to make payments to us or our affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments we or our affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, we and our affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

Identification of Underlying Mutual Funds.  We may consider several criteria when identifying the underlying mutual funds, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor we consider during the identification process is whether the underlying mutual fund's advisor or subadvisor is one of our affiliates or whether the underlying mutual fund, its advisor, its subadvisor(s), or an affiliate will make payments to us or our affiliates.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees.  You should consider all of the fees and charges of the policy in relation to its features and benefits when making your decision to invest.  Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

To Allocate Net Premium And Sub-Account Valuation

When you apply for the policy, you choose how your net Premium will be allocated among the available Sub-Accounts once the free look period expires (see "Right to Cancel (Examination Right)").

The Fixed Investment Option

The fixed investment option is not registered as a security under the Securities Act of 1933 ("1933 Act") nor is our general account registered as an investment company under the Investment Company Act of 1940 ("1940 Act").  The fixed investment option is not subject to the provisions or restrictions of the 1933 Act or 1940 Act and the staff of the SEC has not reviewed the disclosure regarding the fixed investment option.

The net Premium you allocate to the fixed investment option is held in the fixed account, which is part of our general account.  The general account contains all of our assets other than those in the separate accounts and backs the fixed investment option.  These assets are subject to our general liabilities from business operations.  The general account is used to support our insurance and annuity obligations.  Any amounts in excess of the separate account liabilities are deposited into our general account.  We bear the full investment risk for all amounts allocated to the fixed account.

We guarantee that the amounts you allocate to the fixed investment option will be credited interest daily at a net effective annual interest rate of no less than the stated interest crediting rate on the Policy Data Page.  We will credit any interest in excess of the guaranteed interest crediting rate at our sole discretion.  You assume the risk that the actual rate may not exceed the guaranteed interest crediting rate.

The amounts you allocate to the fixed investment option will not share in the investment performance of our general account.  Rather, the investment income you earn on your allocations will be based on varying rates we set.

Interest rates are set at the beginning of each calendar quarter.  You may receive a different interest rate depending on the rates in effect when you purchase the policy.  The rate may also vary for net Premiums versus a transfer of Accumulation Units from a Sub-Account.  In honoring your request to transfer an amount out of the fixed account, we will do so on a last-in, first out basis (LIFO).  Interest we credit to the fixed investment option may not increase the Cash Surrender Value enough to cover the policy's charges.  If not, the policy may Lapse (see "Lapse").

It is important to remember any guaranteed benefits or interest crediting associated with the fixed account is subject to our claims paying ability.

Variable Investment Options

Each Sub-Account portfolio invests in a mutual fund that is registered with the SEC.  This registration does not involve the SEC's supervision of the management or investment practices or policies of these mutual funds.

Underlying mutual funds in the separate account are NOT publicly traded mutual funds.  They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisors of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives.  However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund.  Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the separate account.  The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

The particular underlying mutual funds available under the policy may change from time to time.  Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment.  New underlying mutual funds or new share classes of currently available underlying mutual funds may be added.  Policy owners will receive notice of any such changes that affect their policy.  Additionally, not all of the underlying mutual funds are available in every state.

In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms, or their affiliates, may be added to the separate account.  These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.

Each Sub-Account's assets are held separately from the assets of the other Sub-Account, and each Sub-Account has investment objectives and policies that are different from those of the other Sub-Account.  Thus, each Sub-Account operates as a separate investment fund, and the income or losses of one Sub-Account portfolio generally have no effect on the Investment Experience of any other Sub-Account.

The Sub-Accounts available through this policy invest in underlying mutual funds of the companies listed below.  For a complete list of the available Sub-Accounts, see "Appendix A: Sub-Account Information."  Appendix A also contains information about the underlying mutual fund a Sub-Account invests in, including its investment objective, advisor, and sub-advisor, if applicable.  For more information on the underlying mutual funds, please refer to the prospectus for the mutual fund.

•	AllianceBernstein Variable Products Series Fund, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Century Variable Portfolios, Inc.
•	BlackRock Variable Series Funds, Inc.
•	Dreyfus
•	Dreyfus Investment Portfolios
•	Dreyfus Variable Investment Fund
•	Federated Insurance Series
•	Fidelity Variable Insurance Products Fund
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Invesco
•	Ivy Funds Variable Insurance Portfolios, Inc.
•	Janus Aspen Series
•	MFS® Variable Insurance Trust
•	Nationwide Variable Insurance Trust
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	Putnam Variable Trust
•	T. Rowe Price Equity Series, Inc.
•	The Universal Institutional Funds, Inc.
•	Van Eck VIP Trust
•	Wells Fargo Advantage Variable Trust

Allocation of Net Premium and Cash Value

We allocate your net Premium payments to Sub-Accounts or the fixed account per your instructions.  Shares of the underlying mutual funds allocated to the Sub-Accounts are purchased at Net Asset Value, then converted into Accumulation Units.  You must specify your net Premium payments in whole percentages.  The sum of allocations must equal 100%.

You may change the allocation of net Premiums or may transfer Cash Value from one Sub-Account to another.  Changes are subject to the terms and conditions imposed by each underlying mutual fund and those found in this prospectus.  Net Premiums allocated to the fixed account at the time of application may not be transferred from the fixed account prior to the first policy anniversary (see "Fixed Account Transfers").

When Accumulation Units are Valued

We account for the value of a policy owner's interest in the Sub-Accounts by using Accumulation Units.  The value of each Accumulation Unit varies daily based on the Investment Experience of the underlying mutual fund in which the Sub-Account invests.  We use each underlying mutual fund's NAV per share to calculate the daily Accumulation Unit value for the corresponding Sub-Account.  Note, however, that the Accumulation Unit value will not equal the underlying mutual fund's NAV.  This daily Accumulation Unit valuation process is referred to as "pricing" the Accumulation Units.  See, the "How Investment Experience is Determined" section below for a description of how the number of Accumulation Units representing a policy owner's interest is determined and how they are priced.

Accumulation Units are priced as of the New York Stock Exchange's ("NYSE") close of business, normally 4:00 p.m. EST, on each day that it is open.  We will price Accumulation Units on any day that the NYSE is open for business.  Any transaction submitted on a day when the NYSE is closed or after it has closed for the day, will not be priced until the close of business on the next day that the NYSE is open for business.  Accordingly, we will not price Accumulation Units on these recognized holidays:

•	New Year's Day

•	Martin Luther King, Jr. Day

•	Presidents' Day

•	Good Friday

•	Memorial Day

•	Independence Day

•	Labor Day

•	Thanksgiving

•	Christmas

In addition, we will not price Accumulation Units if:

•	trading on the NYSE is restricted;

•	an emergency exists making disposal or valuation of securities held in the separate account impracticable; or

•	the SEC, by order, permits a suspension or postponement for the protection of security holders.

SEC rules and regulations govern when the conditions described above exist.  Any transaction you try to effect when we are closed will not happen until the next day the NYSE and we are both open for business.

We will process transactions we receive after the close of the NYSE on the next Valuation Period that the NYSE is open.

How Investment Experience is Determined

A policy owner's variable Cash Value is based on their allocations to the Sub-Accounts. Sub-Account allocations are accounted for in Accumulation Units.  A policy owner's interest in the Sub-Accounts is represented by the number of Accumulation Units they own.  The number of Accumulation Units associated with a given Sub-Account allocation is determined by dividing the dollar amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account.   The number of Accumulation Units you own in a Sub-Account will not change except when Accumulation Units are redeemed to process a requested surrender, transfer, loan, or to take policy charges, or when additional Accumulation Units are purchased with new Premium and loan repayments.

Initially, we set the Accumulation Unit value at $10 for each Sub-Account.  Thereafter, the daily value of Accumulation Units in a Sub-Account will vary depending on the Investment Experience of the underlying mutual fund in which the Sub-Account invests.  We account for these performance fluctuations by using a "net investment factor", as described below, in our daily Sub-Account valuation calculations.  Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.

We determine the net investment factor for any Valuation Period by dividing 1) by 2) and subtracting 3) from the result where:

1)	is the sum of:

a)	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period;

b)	the per share amount of any dividend or income distributions made by the mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period);

c)
a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account;

2)	is the NAV per share of the mutual fund determined as of the end of the immediately preceding Valuation Period; and

3)
is a factor representing the daily mortality and expense risk charge.  This factor is equal to an annualized rate of 0.80% of the daily net assets of the variable account.  Each policy anniversary starting on the 10th, the mortality and expense risk charge is reduced to an annualized rate of 0.50% of the daily net assets of the separate account if the Cash Surrender Value is $25,000 or more each anniversary.  For policies issued in New York, the charge is reduced regardless of the Cash Surrender Value on each anniversary.

Cash Value

The policy has a Cash Value.  There is no guaranteed Cash Value.  Rather, it will be based on the values, and vary with the Investment Experience of the Sub-Accounts to which you have allocated net Premium, as well as the values of, and any daily crediting of interest to, the policy loan (if you have taken a policy loan) and fixed account.  It will also vary because we deduct the policy's periodic charges from the Cash Value.  So, if the policy's Cash Value is part of the Death Benefit option you have chosen, then your Death Benefit will fluctuate.

We will determine the value of the assets in the separate account at the end of each Valuation Period.  We will determine the Cash Value at least monthly.  To determine the number of Accumulation Units credited to each Sub-Account, we divide the net amount you allocate to the Sub-Account by the Accumulation Unit value for the Sub-Account (using the next Valuation Period following when we receive the Premium).

If you surrender part or all of the policy, we will deduct a number of Accumulation Units from the separate account and an amount from the fixed account that corresponds to the surrendered amount.  Thus, your policy's Cash Value will be reduced by the surrendered amount.  Similarly, when we assess charges or deductions, a number of Accumulation Units from the separate account and an amount from the fixed account that corresponds with the charge or deduction will be deducted from the policy's Cash Value.  We make these deductions in the same proportion that your interests in the separate account and the fixed account bear to the policy's total Cash Value.

The Cash Value in the policy loan and fixed account will be credited interest daily at the guaranteed minimum annual effective rate stated on the Policy Data Page.  For there to be Cash Value in the policy loan account, you must have taken a policy loan.  We may decide to credit interest in excess of the guaranteed minimum annual effective rate.  For the fixed account, we will guarantee the current rate in effect through the end of the calendar quarter.  Upon request, we will inform you of the current applicable rates for each account (see "The Fixed Investment Option").

On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders.

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program at the time of application or at a later date by submitting an election form.  An election to participate in the program that is submitted after application will be effective at the end of the Valuation Period coinciding with the date you request or, if that date has passed or no date is specified, then at the end of the Valuation Period during which we receive your request.

Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations, which will promote a more stable Cash Value and Death Benefit over time.  The strategy spreads the allocation of your Premium among the Sub-Account portfolios and the fixed investment option over a period of time to allow you to potentially reduce the risk of investing most of your Premium into the Sub-Accounts at a time when prices are high.  There is no charge for Dollar Cost Averaging and it does not count as a transfer event.

On a monthly basis (or another frequency we may permit), a specified dollar amount of your Premium is systematically and automatically transferred from the fixed account and the following Sub-Accounts:

Federated Insurance Series
•	Federated Quality Bond Fund II: Primary Shares

Fidelity Variable Insurance Products Fund
•	VIP High Income Portfolio: Initial Class R

Nationwide Variable Insurance Trust
•	Federated NVIT High Income Bond Fund: Class III
•	NVIT Government Bond Fund: Class I
•	NVIT Money Market Fund: Class I

These funds may or may not be available depending on when you purchased this policy (see "Appendix A: Sub-Account Information").

Dollar Cost Averaging transfers may not be directed to the fixed account.  We will continue to process transfers until there is no more value left in the fixed account or the originating subaccount(s).  You may also instruct us to stop the transfers by contacting our Service Center.  If you have Premium transferred from the fixed account, the amount must be no more than 1/30th of the fixed account value at the time you elect to participate in the program.

We do not assure the success of these strategies; success depends on market trends.  We cannot guarantee that Dollar Cost Averaging will result in a profit or protect against loss.  You should carefully consider your financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when their value is high.  We may modify, suspend or discontinue these programs at any time.  We will notify you in writing 30 days before we do so.

Automated Income Monitor

Automated Income Monitor is an optional systematic partial surrender and/or policy loan program that may be elected at any time, at no additional cost.  This program is only available to policies that are not Modified Endowment Contracts.

Automated Income Monitor programs are intended for policy owners who wish to take an income stream of scheduled payments from the Cash Value of their policy.  The income stream is generated via partial surrenders until the policy cost basis is depleted, then through policy loans.  Taking partial surrenders and/or policy loans may result in adverse tax consequences, will reduce policy values and therefore limit the ability to accumulate Cash Value, and may increase the likelihood your policy will lapse.  Before requesting the Automated Income Monitor program, please consult with your financial and tax advisors.

You can obtain an Automated Income Monitor election form by contacting your registered representative or our Service Center.  At the time of application for a program, we will provide you with an illustration of the proposed income stream and impacts to the Cash Value, Cash Surrender Value and Death Benefit.  You must submit this illustration along with your application.  Programs will commence at the beginning of the next monthly anniversary after we receive your election form and illustration.

On each policy anniversary thereafter we will provide an updated In Force illustration to assist you in determining whether to continue, modify, or discontinue an elected program based on your goals.  You may request modification or termination of a program at any time by written request.

Your program will be based on your policy's Cash Surrender Value at the time of election, and each succeeding policy anniversary, and the following elections:

1.	Payment type:

a.
Fixed Amount:  If you elect payments of a fixed amount, the amount you receive will not vary with policy Investment Experience; however, the length of time the elected payment amount can be sustained will vary based on the illustration assumptions below and your policy's Investment Experience; or

b.
Fixed Duration:  If you elect payments for a fixed duration, the amount you receive during the first year will be based on the illustration assumptions below.  After the first year, the amount will vary based on the illustration assumptions below and policy Investment Experience to maintain the elected duration.

2.	Illustration assumptions:

a.	An assumed variable rate of return you specify from the available options stated in the election form;

b.
Minimum Cash Surrender Value you target to have remaining on your policy's Maturity Date, or other date you specify.  This dollar amount is used to calculate available income.  It is not guaranteed to be the Cash Surrender Value on the specified date;

c.
You may also request a change of Death Benefit option from Death Benefit Option Two to Death Benefit Option One, or a decrease in Specified Amount to be effective in conjunction with commencing a program or to occur at a future date; and

d.	Payment frequency: monthly; quarterly; semi-annually; or annually. Payments on a monthly basis are made by direct deposit (electronic funds transfer) only.

Generally, higher variable rate of return assumptions, a lower target Cash Surrender Value, and Death Benefit Option One, will result in larger projected payments or longer projected durations.  However, larger payments or longer duration may increase the likelihood your policy will lapse.

You are responsible for monitoring your policy to prevent lapse.  We will provide annual In Force illustrations based on your then current Cash Surrender Value and your elected illustration assumptions to assist you in planning and preventing lapse.  You may request modification or termination of a program at any time by written request.

Automated Income Monitor programs are subject to the following additional conditions:

1.	To prevent adverse tax consequences, you authorize us to make scheduled payments via policy loan when:

a.	Your policy's cost basis is reduced to zero;

b.	A partial surrender within the first 15 policy years would be a taxable event; or

c.	To prevent your policy from becoming a MEC (see "When the Policy is Life Insurance that is a Modified Endowment Contract").

Note:  Partial surrenders and policy loans taken under the Automated Income Monitor program are subject to the same terms and conditions as other partial surrenders and policy loans.  Refer to the "Partial Surrenders" and "Policy Loans" sections of this prospectus for additional information.

2.	While a program is in effect, no Premium payment reminder notices will be sent; however, Premium payments will be accepted.

3.	Programs will terminate on the earliest of the following:

a.	Our receipt of your written request to terminate participation;

b.	At the time your policy enters a grace period or terminates for any reason;

c.	At the time of a requested partial surrender or policy loan outside the program;

d.	Upon a change of policy owner;

e.	For income based on a fixed duration, the end of the period you specify at the time of election;

f.	On any policy anniversary when your then current Cash Surrender Value is less than or equal to the target Cash Surrender Value assumption you specify;

g.	At any time the scheduled partial surrender or policy loan would cause your policy to fail to qualify as life insurance under Section 7702 of the Code, as amended; or

h.	Your policy's Maturity Date.

We will notify you upon termination of your Automated Income Monitor program due to one of the above events.  In addition, we may modify, suspend or discontinue Automated Income Monitor programs at any time.  We will notify you in writing 30 days before we do so.

The Death Benefit

Calculation of the Death Benefit Proceeds

We will calculate the Death Benefit and pay it to the beneficiary when we receive at our Service Center proof that the Insured has died, as well as other customary information.  We will not dispute the payment of the Death Benefit after the policy has been In Force during the Insured's lifetime for two years from the Policy Date.  The Death Benefit may be subject to an adjustment if you make an error or misstatement upon application, or if the Insured dies by suicide.

While the policy is In Force, the Death Benefit will never be less than the Specified Amount.  The Death Benefit will depend on which option you have chosen and the tax test you have elected, as discussed in greater detail below.  Also, the Death Benefit may vary with the Cash Value of the policy, which will depend on investment performance and take into account any insurance provided by Riders, as well as outstanding Indebtedness and any due and unpaid monthly deductions that accrued during a Grace Period.

Death Benefit Options

There are two Death Benefit options under the policy.  You may choose one.

If you do not choose one of the following Death Benefit options, we will assume that you intended to choose Death Benefit Option One.

Option One

The Death Benefit will be the greater of the Specified Amount or the applicable percentage of Cash Value.  Under Option One, the amount of the Death Benefit will ordinarily not change for several years to reflect Investment Experience and may not change at all.  If Investment Experience is favorable, the amount of Death Benefit may increase.  To see how and when Investment Experience may begin to affect Death Benefits, please see the illustrations.

Option Two

The Death Benefit will be the greater of the Specified Amount plus the Cash Value as of the date of death or the applicable percentage of Cash Value, and will vary directly with Investment Experience.

In connection with both Death Benefit options, the term "applicable percentage" means:

1)	250% when the Insured is Attained Age 40 or less at the beginning of a policy year; and

       2)   When the Insured is above Attained Age 40, the percentage shown in the "Applicable Percentage of Cash Value Table".

Applicable Percentage of Cash Value Table

Attained Age	Percentage of Cash Value	Attained Age	Percentage of Cash Value	Attained Age	Percentage of Cash Value
0-40	250%	60	130%	80	105%
41	243%	61	128%	81	105%
42	236%	62	126%	82	105%
43	229%	63	124%	83	105%
44	222%	64	122%	84	105%

45	215%	65	120%	85	105%
46	209%	66	119%	86	105%
47	203%	67	118%	87	105%
48	197%	68	117%	88	105%
49	191%	69	116%	89	105%

50	185%	70	115%	90	105%
51	178%	71	113%	91	104%
52	171%	72	111%	92	103%
53	164%	73	109%	93	102%
54	157%	74	107%	94	101%

55	150%	75	105%	95	101%
56	146%	76	105%
57	142%	77	105%
58	138%	78	105%
59	134%	79	105%

The Minimum Required Death Benefit

The policy has a Minimum Required Death Benefit.  The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.

The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment.  At the time we issue the policy, you irrevocably elect 1 of the following tests to qualify the policy as life insurance under Section 7702 of the Code:

•	The cash value accumulation test; or

•	The guideline premium/cash value corridor test.

If you do not elect a test, we will assume that you intended to elect the guideline premium/cash value corridor test.

The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Cash Value by a percentage described in the federal tax regulations.  The percentages depend upon the Insured's age, sex, and underwriting classification.  Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.

The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value.  These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.

Regardless of which test you elect, we will monitor compliance to ensure that the policy meets the statutory definition of life insurance for federal tax purposes.  As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes.  We may refuse additional Premium payments or return Premium payments to you so that the policy continues to meet the Code's definition of life insurance.

Changes in the Death Benefit Option

After the first year from the Policy Date, you may elect to change the Death Benefit option under the policy from either Option One to Option Two, or from Option Two to Option One.  We will permit only 1 change of Death Benefit option per policy year.  The effective date of a change will be the monthly anniversary date following the date we approve the change.

Upon effecting a Death Benefit option change, we will adjust the Specified Amount so that the Net Amount At Risk remains the same.  The policy's charges going forward will be based on the adjusted Specified Amount causing the charges to be higher or lower than they were prior to the change.  We will refuse a Death Benefit option change that would reduce the Specified Amount to a level where the Premium you have already paid would exceed any premium limit under the tax tests for life insurance.

If Option One is changed to Option Two, policy charges will decrease.  If Option Two is changed to Option One, policy charges will increase.

Where the policy owner has selected the guideline premium/cash value corridor test, a change in Death Benefit option will not be permitted if it results in the total Premiums paid exceeding the maximum premium limitations under Section 7702 of the Code.

Suicide

If the Insured dies by suicide, while sane or insane, within 2 years from the Policy Date, we will pay no more than the sum of the Premiums paid, less any Indebtedness and any partial surrenders.  Similarly, if the Insured dies by suicide, while sane or insane, within 2 years from the date we accept an application for an increase in the Specified Amount, we will pay no more than the Death Benefit associated with the initial Specified Amount, plus the cost of insurance charges associated with the increase in Specified Amount.

The suicide period in some states may be less than 2 years.

Surrenders

Full Surrender

You may surrender the policy for the Cash Surrender Value at any time while the policy is In Force.  We calculate the Cash Surrender Value based on the policy's Cash Value.  To derive the Cash Surrender Value, we will deduct from the Cash Value any outstanding Indebtedness and the surrender charge.  The effective date of a surrender will coincide with the date on which we receive the policy and your written request at our Service Center.  We reserve the right to postpone payment of that portion of the Cash Surrender Value attributable to the fixed account for up to 6 months.

Policy Restoration after a Full Surrender.  Prior to the Insured's death, we will permit restoration of a surrendered policy pursuant to the established procedures to meet the requirements of state insurance law regarding the replacement of life insurance (i.e., use of the Proceeds from a surrendered policy to purchase a new policy).  Restored policies will be treated as if they were never surrendered for all purposes, including Investment Experience, interest, and deduction of charges.

For additional information and a description of our current policy restoration requirements and procedures see the "Policy Restoration Procedure" section of the Statement of Additional Information to this prospectus.

Partial Surrender

You may request, in writing to our Service Center, a partial surrender of the policy's Cash Surrender Value at any time after it has been In Force for 1 year from the Policy Date.  Currently, we do not charge a surrender fee for partial surrenders.

Partial surrenders are permitted if they satisfy the following requirements:

1)	The minimum amount of any partial surrender is $500;

2)	Partial surrenders may not reduce the specified amount to less than $50,000;

3)	After a partial surrender, the Cash Surrender Value is greater than $500 or an amount equal to 3 times the current monthly deduction if higher;

4)
Maximum total partial surrenders in any policy year are limited to 10% of the total net Premium payments applied to the policy.  Currently, this requirement is waived beginning in the 15th year if the Cash Surrender Value is $10,000 or more after the withdrawal; and

5)	After the partial surrender, the policy continues to qualify as life insurance under Section 7702 of the Code.

When a partial surrender is made, the Cash Value will be reduced by the amount of the partial surrender.  Under Death Benefit Option One, the Specified Amount is reduced by the amount of the partial surrender, unless the Death Benefit is based on the applicable percentage of Cash Value.  In that case, a partial surrender will decrease the Specified Amount proportionally based on the applicable percentage of Cash Value by the amount the partial surrender exceeds the difference between the Death Benefit and Specified Amount.

Partial surrenders may be subject to income tax penalties.  They could also cause your policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy (see "Periodic Withdrawals, Non-Periodic Withdrawals and Loans").

Reduction of Specified Amount on a Partial Surrender

We will reduce the Cash Value of the policy by the amount of any partial surrender in the same proportion as how you have allocated Cash Value among the Sub-Accounts.  We will only reduce the Cash Value attributable to the fixed account when that of the Sub-Accounts is insufficient to cover the amount of the partial surrender.

When you take a partial surrender, we will reduce the Specified Amount to ensure that the Net Amount At Risk does not increase.  Because your Net Amount At Risk is the same before and after the reduction, a partial surrender by itself does not alter the policy's cost of insurance.  The policy's charges going forward will be based on a new Specified Amount that will change the calculation of those charges.  Depending on changes in variables such as the Cash Value, these charges may increase or decrease after the reduction in Specified Amount.

Any reduction we make to the Specified Amount will be made in the following order:

•	Against the most recent increase in the Specified Amount;

•	Against the next most recent increases in the Specified Amount in succession; and

•	Against the Specified Amount under the original application.

Income Tax Withholding

Federal law requires Nationwide to withhold income tax from any portion of surrender proceeds subject to tax.  Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of his or her request not to withhold.  If a policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax.  Policy owners should consult a tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

1)	the value each year of the life insurance protection provided;

2)	an amount equal to any employer-paid premiums; or

3)	some or all of the amount by which the current value exceeds the employer's interest in the policy.

Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

Policy Loans

While the policy is In Force, you may take an advance of money from the Cash Value at any time after the first policy year using the policy as security.  We call this advance a policy loan.  You must make your request in writing to our Service Center.  You may increase your risk of Lapse if you take a policy loan.  There also may be adverse tax consequences.  You should obtain competent tax advice before you decide to take a policy loan.

Loan Amount and Interest

The minimum policy loan you may take is $200.  Maximum policy Indebtedness is limited to 90% of your Cash Value, less any surrender charges, less interest due on the next policy anniversary.

For policies issued in Texas, maximum policy Indebtedness is limited to 90% of the Cash Value in the Sub-Accounts and 100% of the Cash Value in the fixed account, less surrender charges and interest due on the next policy anniversary (see "Full Surrender").  We charge interest, at the maximum guaranteed rate of 6% per annum, on the amount of an outstanding loan, which will accrue daily and be payable at the end of each policy year, or at the time of a new loan, a loan repayment, the Insured's death, a policy lapse, or a full surrender.  If left unpaid, we will add the interest to the loan amount.

Collateral and Interest

As collateral or security, we will transfer a corresponding amount of Cash Value from each Sub-Account to the loan account in the same proportion as your Sub-Account allocations, unless you instruct otherwise.  We will only make a transfer from the fixed investment option when sufficient amounts are not available in the Sub-Accounts.  The amount taken out of the separate account will not be affected by the separate account's Investment Experience while the loan is outstanding.

Currently, policy loans are credited with an annual effective rate of 5.1% during policy years 2 through 14 and an annual effective rate of 6% during the 15th and subsequent policy years.  Your net cost for a loan in policy years 2 through 14 is 0.9% per annum.  Thereafter, there is no cost (i.e., a zero net cost) for a loan currently.  Nationwide guarantees the rate will never be lower than 4.0%.  Nationwide may change the current interest crediting rate on policy loans at any time at its sole discretion.

Amounts transferred to the policy loan account will earn interest daily from the date of transfer.  The earned interest is transferred from the policy loan account to the separate account or the fixed account on each policy anniversary, at the time a new loan is requested or at the time of loan repayment.  The earned interest will be allocated according to the fund allocation factors in effect at the time of the transfer.

If it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, Nationwide retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under federal tax law.

Repayment

You may repay all or part of a policy loan at any time while your policy is In Force during the Insured's lifetime.  If left unpaid, we will add it to the loan amount by transferring a corresponding amount of Cash Value from each Sub-Account to the loan account in the same proportion as your Sub-Account allocations.  While your policy loan is outstanding, we will continue to treat any payments that you make as a Premium payment, unless you provide written notice that they are to be applied as loan repayments.  We will apply all loan repayments to the Sub-Accounts according to the allocation instructions in effect at the time the payment is received, unless you indicate otherwise.

Net Effect of Policy Loans

We will charge interest on the loan amount at the same time as the collateral amount will be credited interest.  In effect, we will net the loan amount interest rate against the interest crediting rate (see "In Summary: Fee Tables").   Nevertheless, keep in mind that the Cash Value we transferred to the loan account will neither be affected by the Investment Experience of the Sub-Accounts, nor credited with the interest rates accruing on the fixed account.  Whether repaid, a policy loan will affect the policy, the net Cash Surrender Value and the Death Benefit.  If your total Indebtedness ever exceeds the policy's Cash Value, your policy may Lapse.  Repaying a policy loan will cause the Death Benefit and net Cash Surrender Value to increase accordingly.

Lapse

The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly deduction of periodic charges.  There is a Grace Period before your policy will Lapse.  Also, you may reinstate a policy that has Lapsed, subject to conditions.

Grace Period

We will send you a notice when the Grace Period begins.  The notice will state an amount of Premium required to avoid Lapse that is equal to 4 times the current monthly deductions.  If you do not pay this Premium within 61 days, the policy and all Riders will Lapse.  The Grace Period will not alter the operation of the policy or the payment of Proceeds.

The policies will not Lapse during the first 3 policy years provided that on each monthly anniversary date 1) is greater than or equal to 2), where:

1)	is the sum of all Premiums paid to date minus any outstanding Indebtedness, minus any partial surrenders; and

2)	is the sum of monthly Premiums required since the Policy Date, including the monthly minimum Premium for the current monthly anniversary date.

If 1) is less than 2) and the Cash Surrender Value is less than zero, a Grace Period of 61 days from the monthly anniversary day will be allowed for the payment of sufficient Premium to satisfy the minimum Premium requirement.  If sufficient Premium is not paid by the end of the Grace Period, the policy will Lapse without value.  In any event, the policy will not Lapse as long as there is a positive Cash Surrender Value.

Beginning with the fourth policy year, if the Cash Surrender Value on a monthly anniversary day is not sufficient to cover the current policy charges, a Grace Period of 61 days from the monthly anniversary day will be allowed for the payment of sufficient Premium to cover the current policy charges due, plus an amount equal to 3 times the current monthly deduction.

Reinstatement

You may reinstate a Lapsed policy by:

•	Submitting a written request at any time within 3 years after the end of the Grace Period and prior to the Maturity Date; and

•	Providing further evidence of insurability we may require that is satisfactory to us; and

•	Paying an amount of Premium equal to the minimum monthly Premiums missed since the beginning of the Grace Period, if the policy terminated in the first 3 policy years; or

•	Paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period if the policy terminated in the fourth or later policy year; and

•	Paying sufficient Premium to keep the policy In Force for 3 months from the date of reinstatement; and

•	Paying or reinstating any Indebtedness against the policy which existed at the end of the Grace Period.

At the same time, you may also reinstate any Riders, but subject to evidence of insurability satisfactory to us.

The effective date of a reinstated policy, including any Riders, will be the monthly anniversary date on or next following the date we approve the application for reinstatement.  If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the lesser of:

•	The Cash Value at the end of the Grace Period; or

•	The surrender charge for the year from the Policy Date in which the policy was reinstated.

We will then add any Premiums or loan repayments that you made to reinstate the policy.

The allocations to the Sub-Accounts in effect at the start of the Grace Period will be reinstated, unless you provide otherwise.

Taxes

The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and the tax treatment of your policy will depend on your particular circumstances.   Seek competent tax advice regarding the tax treatment of the policy given your situation.  The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions.  It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.

Types of Taxes

Federal Income Tax.  Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded.  Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable.  These expenditures are called deductions.  While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.

Federal Transfer (Estate, Gift and Generation Skipping Transfer) Taxes.  In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of wealth made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).

The federal gift tax is imposed on the value of the property (including cash) transferred by gift.  Each donor is allowed to exclude an amount per recipient from the value of present interest gifts.  In addition, each donor is allowed a credit against the tax on the first million dollars in lifetime gifts (calculated after taking into account the applicable exclusion amount).  An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.  Unlike the estate tax, the gift tax is not scheduled to be repealed.

In general, in 2011 and 2012, an estate of less than $5,000,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability.  After 2012, the size of estates that will not incur an estate tax is set to revert to $1 million.  However, it is possible that new tax legislation will be introduced and passed that may make further changes to the estate tax for 2013 and beyond.  Those changes could include changing the threshold at which an estate would pay a federal estate tax and changing the tax rates applicable to such estates.

Under prior law, which is expected to continue if an estate tax is reimposed, an unlimited marital deduction is available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

If the transfer is made to someone 2 or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT").  The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.  The GSTT is imposed at a flat rate equal to the maximum estate tax rate subject to any applicable exemptions.  As with the estate tax, the GSTT has been repealed for 2010; however, unless Congress acts to make that repeal permanent, the GSTT is scheduled to be reinstated on January 1, 2013 at a rate of 45%.

State and Local Taxes.  State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.  While these taxes may or may not be substantial in your case, state by state differences of these taxes preclude a useful description of them in this prospectus.

Buying the Policy

Federal Income Tax.  Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.

Federal Transfer Tax.  Generally, the Code treats the payment of premiums on a life insurance policy as a gift when the premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner).  Gifts are not generally included in the recipient's taxable income.  If you (whether or not you are the insured) transfer ownership of the policy to another person, the transfer may be subject to a federal gift tax.

Investment Gain in the Policy

The income tax treatment of changes in the policy's cash value depends on whether the policy is "life insurance" under the Code.  If the policy meets the definition of life insurance, then the increase in the policy's cash value is not included in your taxable income for federal income tax purposes unless it is distributed to you before the death of the insured.

To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code.  We will monitor the policy's compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.

Diversification.  In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified.  Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS.  If the failure to diversify is not corrected, the income and gain in the policy would be treated as taxable ordinary income for federal income tax purposes.

We will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.

Representatives of the IRS have informally suggested, from time to time, that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the product qualifies for the desired tax treatment.  In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying investment options available in a variable insurance product does not exceed 20, the number of underlying investment options alone would not cause the policy to not qualify for the desired tax treatment.  The IRS has also indicated that exceeding 20 underlying investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment.  The revenue ruling did not indicate the number of underlying investment options, if any, that would cause the policy to not provide the desired tax treatment.  Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying investment options, transfers between underlying investment options, exchanges of underlying investment options, or changes in the investment objectives of underlying investment options such that the policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.

Based on the above, the policy should be treated as life insurance for federal income tax purposes.

Periodic Withdrawals, Non-Periodic Withdrawals and Loans

The tax treatment described in this section applies to withdrawals, loans, and premiums we accept but then return to meet the Code's definition of life insurance, and amounts used to pay the premium on any rider to the policy.

The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.

The policies offered by this prospectus may or may not be issued as modified endowment contracts.  If a policy is issued as a modified endowment contract, it will always be a modified endowment contract; a policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums.  If the policy is not issued as a modified endowment contract, we will monitor it and advise you if the payment of a premium, or other transaction, may cause the policy to become a modified endowment contract.  It is only with your written authorization that we will permit your policy to become a modified endowment contract.  Otherwise, we will reject the requested action and refund any Premium paid in excess of the modified endowment limits.

Depending on your circumstances, the use of the cash value of the policy to pay for the cost of any rider added to the base policy, could be treated as a distribution, and would be subject to the rules described below.  You should seek competent tax advice regarding the tax treatment of the addition of any rider to your policy, based on your individual facts and circumstances.

When the Policy is Life Insurance that is a Modified Endowment Contract.  Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first 7 years exceed the amount that would have been paid if the policy provided for paid up benefits after 7 level annual Premiums.  Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.

All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.

The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments, and other pre-death distributions from modified endowment contracts.  Under these special rules, such transactions are taxable to the extent that at the time of the transaction the cash value of the policy exceeds the "investment in the contract" (generally, the net premiums paid for the policy).  In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.

When the Policy is Life Insurance that is NOT a Modified Endowment Contract.  If the policy is not issued as a modified endowment contract, we will monitor premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.

Distributions from life insurance policies that are not modified endowment contracts generally are treated as being from the investment in the contract, and then from the income in the policy.  Because premium payments are generally nondeductible, distributions not in excess of investment in the contract are generally not includible in income; instead, they reduce the owner's investment in the contract.

However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in death benefits may still be fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code.  You should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.

In addition, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime.  Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.

Surrendering the Policy; Maturity

A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences.  If the amount you receive (or are deemed to receive upon maturity) plus total policy indebtedness exceeds the investment in the contract, then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract.  In certain circumstances, for example when the policy indebtedness is very large, the amount of tax could exceed the amount distributed to you at surrender.

The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes.  Although we believe that the extension provision will cause the contract to continue to  be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of specificity in the guidance on the issue.  You should consult with your qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.

Additional Medicare Tax

The 2010 Health Care Act added Section 1411 to the Code, which imposes an additional tax of 3.8% on certain unearned income of individuals, trusts and estates, for tax years commencing after December 31, 2012.  The additional tax will apply to the lesser of (a) the taxpayer’s net investment income and (b) the excess of the taxpayer’s modified adjusted gross income over a threshold amount (the threshold amount is $250,000 in the case of a joint return or surviving spouse; $125,000 in the case of a married individual filing a separate return; and $200,000 in any other case). "Net investment income" is equal to the sum of (i) gross income from interest, dividends, annuities, royalties, and rents (other than income derived from any trade or business to which the tax does not apply), (ii) other gross income derived from any business to which the tax applies, and (iii) net gain (to the extent taken into account in computing taxable income) attributable to the disposition of property other than property held in a trade or business to which the tax does not apply, less (iv) deductions properly allocable to such income.  Although no official guidance has been provided, it appears that any amounts that are treatable as taxable distributions when they are paid from an annuity contract would be included in the computation of net investment income.

Sale of a Life Insurance Policy

If a life insurance policy is sold for a gain, all or a portion of the gain will be treated as ordinary income.  In Revenue Ruling 2009-13, the IRS concluded that the amount of gain realized from the sale of a life insurance policy is equal to the amount received (which can include relief from, or assumption of, debt) over the owner’s basis in the policy.  The portion of the gain that is equal to the excess of the cash surrender value over the investment in the contract would be treated as ordinary income; any additional gain would be short or long-term capital gain, depending on the holding period.  The ruling also concluded that the amount of gain resulting from the sale of a life insurance policy is equal to the excess of the amount received over the owner’s basis in the contract (the investment in the policy reduced by the cost of insurance previously paid out of the cash value).  Consequently, a sale may result in more gain than a surrender for the same amount.

Exchanging the Policy for Another Life Insurance Policy

Generally, policy owners will be taxed on amounts received in excess of premium payments when the policy is surrendered in full.  If, however, the policy is exchanged for another life insurance policy, modified endowment contract, or annuity contract, the transaction will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035.  To meet Section 1035 requirements, the insured named in the policy must be the insured for the new policy.  Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.

If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable.  Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.

Taxation of Death Benefits

Federal Income Tax.  The death benefit is generally excludable from the beneficiary's gross income under Section 101 of the Code.  However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary's gross income when it is paid.

The payout option selected by your beneficiary may affect how the payments received by the beneficiary are taxed.  Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income.  For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit.  Your beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.

Federal Estate Tax.  The death benefit is generally includible in the estate of the insured if either (a) the death benefit is paid to, or for the benefit of, the insured’s estate, or (b) at any time during the 3 year period ending with the insured’s death, the insured had an “incident of ownership” in the policy.  The regulations define an incident of ownership as any right of the insured or the estate of the insured to the economic benefits of the policy. Examples include the power to change the beneficiary, to surrender or cancel the policy, to assign the policy, to revoke an assignment, to pledge the policy for a loan, or to obtain from the insurer a loan against the surrender value of the policy.

Special federal income tax considerations for life insurance policies owned by employers.  Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured.  These provisions are generally effective for life insurance policies issued after August 17, 2006.  If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j).  Policies issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.

Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of premiums and other payments paid by the policyholder for the policy.  Consequently, under this general rule, the entire death benefit, less the cost to the policyholder, will be taxable.  Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of premiums for this purpose.

There are two exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied.  First, if proper notice and consent are given and received, and if the insured was an employee at any time during the 12-month period before the insured's death, then Section 101(j) would not apply.

Second, if proper notice and consent are given and received and, at the time that the policy is issued, and the insured is either a director, a "highly compensated employee" (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a "highly compensated individual" (within the meaning of Section 105(h)(5), except "35%" is substituted for "25%" in paragraph (C) thereof), then Section 101(j) would not apply.

Code Section 6039I requires any policyholder of an employer-owned policy to file an annual return showing (a) the number of employees of the policyholder, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policyholder, and (e) that the policyholder has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained).  Proper recordkeeping is also required by this section.

It is the employer's responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that you will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I.  If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received.  If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.

Federal Transfer Taxes.  When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within 3 years of death.  An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.

If the beneficiary is 2 or more generations younger than the insured, the death benefit may be subject to the GSTT.  Pursuant to regulations issued by the U.S. Secretary of the Treasury, we may be required to withhold a portion of the proceeds and pay them directly to the IRS as the GSTT payment.

If the policy owner is not the insured or a beneficiary, payment of the death benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.

Terminal Illness

Certain distributions made under a policy on the life of a "terminally ill individual" or a "chronically ill individual," as those terms are defined in the Code, are treated as death proceeds (see "Taxation of Death Benefits").

Special Considerations for Corporations

Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies.  In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes.  In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

Due to the complexity of these rules, and because they are affected by your facts and circumstances, you should consult with legal and tax counsel and other competent advisors regarding these matters.

Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations.  These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company.  Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid.  Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted.  Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy (see "Taxation of Death Benefits", "Special federal income tax considerations for life insurance policies owned by employers", and "Business Uses of the Policy").

Business Uses of the Policy

The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others.  The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement.  Therefore, if you are contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement.

Withholding and Tax Reporting

Distribution of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, is subject to federal income tax withholding.  Generally, the recipient may elect not to have the withholding taken from the distribution.  We will withhold income tax unless you advise us, in writing, of your request not to withhold.  If you request that taxes not be withheld, or if the taxes withheld are insufficient, you may be liable for payment of an estimated tax.

A distribution of income from a life insurance policy may be subject to mandatory back-up withholding.  Mandatory backup withholding means that we are required to withhold taxes on a distribution, at the rate established by Section 3406 of the Code, and the recipient cannot elect to receive the entire distribution at once.  Mandatory backup withholding may arise if we have not been provided a taxpayer identification number, or if the IRS notifies us that back-up withholding is required.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

•	the value each year of the life insurance protection provided;

•	an amount equal to any employer-paid Premiums;

•	some or all of the amount by which the current value exceeds the employer’s interest in the policy; and/or

•	interest that is deemed to have been forgiven on a loan that we deemed to have been made by the employer.

Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

Non-Resident Aliens and Other Persons Who are not Citizens of the United States

Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy.  In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.

In addition, special gift, estate, and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.

If you are a non-resident alien, or a resident alien, or if any of your beneficiaries (including your spouse) are not citizens of the United States, you should confer with a competent tax advisor with respect to the tax treatment of this policy.

If you, the Insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States.  The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.

Taxes and the Value of Your Policy

For federal income tax purposes, a separate account is not a separate entity from the company.  Thus, the tax status of the separate account is not distinct from our status as a life insurance company.  Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units.  As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

At present, we do not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units.  Based upon these expectations, no charge is being made against your Accumulation Units for federal income taxes.  If, however, we determine that taxes may be incurred, we reserve the right to assess a charge for these taxes.

We may also incur state and local taxes (in addition to those described in the discussion of premium Taxes) in several states.  At present, these taxes are not significant.  If they increase, however, charges for such taxes may be made that would decrease the value of your Accumulation Units.

Tax Changes

The foregoing is a general discussion of various tax matters pertaining to life insurance policies.  It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice.  You should consult your independent legal, tax and/or financial advisor.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised.  The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies.  For example the “FY 2013, Budget of the United States Government” includes a proposal which, if enacted, would affect the treatment of corporate owned life insurance policies by limiting the availability of certain interest deductions for companies that purchase those policies.  No proposed statutory language has been released yet, so the specifics of the proposal cannot be addressed herein.  Such a proposal, if enacted, could have an adverse tax impact on the ownership of life insurance by or for the benefit of business entities.  It is reasonable to believe that such proposals, and future proposals, may be enacted into law.  The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may differ from its current positions on these matters.  In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively.  There is no way of predicting if, when, or to what extent any such change may take place.  We make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.

Nationwide Life Insurance Company

We are a stock life insurance company organized under Ohio law.  We were founded in March, 1929 and our Home Office is One Nationwide Plaza, Columbus, Ohio 43215.  We provide long-term savings products by issuing life insurance, annuities and other retirement products.

Nationwide VLI Separate Account–2

Organization, Registration and Operation

Nationwide VLI Separate Account-2 is a separate account established under Ohio law.  We own the assets in this account, and we are obligated to pay all benefits under the policies.  We may use the account to support other variable life insurance policies we issue.  It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws.  For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times.  This registration, however, does not involve the SEC's supervision of this account's management or investment practice or policies.

The separate account is divided into Sub-Accounts that may invest in shares of the available Sub-Account portfolios.  We buy and sell the Sub-Account portfolio shares at NAV.  Any dividends and distributions from a Sub-Account are reinvested at NAV in shares of that Sub-Account.

Income, gains, and losses, whether or not realized, from the assets in the separate account will be credited to, or charged against, the separate account without regard to our other income, gains, or losses.  Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account's own Investment Experience and not the Investment Experience of our other assets.  Its assets are held separately from our other assets and are not part of our general account.  We may not use the separate account's assets to pay any of our liabilities other than those arising from the policies.  We hold assets in the separate account equal to its liabilities.  If the separate account's assets exceed the required reserves and its other liabilities, we may transfer the excess to our general account.  The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.

We do not guarantee any money you place in this separate account.  The value of each Sub-Account will increase or decrease, depending on the Investment Experience of the corresponding mutual fund.  You could lose some or all of your money.

Addition, Deletion or Substitution of Mutual Funds

Where permitted by applicable law, we reserve the right to:

•	Remove, combine, or add Sub-Accounts and make new Sub-Accounts available;

•	Substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;

•	Transfer assets supporting the policies from one Sub-Account to another or from one separate account to another;

•	Combine the separate account with other separate accounts, and/or create new separate accounts;

•	Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by the law; and

•	Modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.

We reserve the right to make other structural and operational changes affecting this separate account.

We will notify you if we make any of the changes above.  Also, to the extent required by law, we will obtain the required orders, approvals and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC).

Substitution of Securities. We may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

1)	shares of a current underlying mutual fund are no longer available for investment; or

2)	further investment in an underlying mutual fund is inappropriate.

No substitution of shares may take place without the prior approval of the SEC.  All affected policy owners will be notified in the event there is a substitution, elimination or combination of shares.

The substitute mutual fund may have different fees and expenses.  Substitution may be made with respect to existing investments or the investment of future Premium, or both.  We may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in our sole discretion.  The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

Deregistration of the Separate Account. We may deregister Nationwide VLI Separate Account-2 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.

No deregistration may take place without the prior approval of the SEC.  All policy owners will be notified in the event we deregister Nationwide VLI Separate Account-2.

Voting Rights

Unless there is a change in existing law, we will vote our shares only as you instruct on all matters submitted to shareholders of the portfolios.

Before a vote of a mutual fund's shareholders occurs, you will have the right to instruct us based on the number of mutual fund shares that corresponds to the amount of policy account value you have in the corresponding Sub-Account (as of a date set by the mutual fund).  We will vote shares for which no instructions are received in the same proportion as those that are received.  What this means to you is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.

The number of shares which a policy owner may vote is determined by dividing the Cash Value of the amount they have allocated to an underlying mutual fund by the NAV of that underlying mutual fund.  We will designate a date for this determination not more than 90 days before the shareholder meeting.

Legal Proceedings

Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996.  NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base.  NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company's legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates.  The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted.  Regulatory proceedings also could affect the outcome of one or more of the Company's litigation matters.  Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty.  Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs' claims for liability or damages.  In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period.  In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available.  The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company's consolidated financial position.  Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company's consolidated financial position or results of operations in a particular quarter or annual period.

The financial services industry has been the subject of increasing scrutiny on a broad range of issues by regulators and legislators.  The Company and/or its affiliates have been contacted by, self reported or received subpoenas from state and federal regulatory agencies, including the Securities and Exchange Commission, and other governmental bodies, state securities law regulators and state attorneys general for information relating to, among other things, sales compensation, the allocation of compensation, unsuitable sales or replacement practices, and claims handling and escheatment practices.  The Company is cooperating with and responding to regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC's operations.

On November 20, 2007, Nationwide Retirement Solutions, Inc. (NRS) and NLIC were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z. On March 12, 2010, NRS and NLIC were named in a Second Amended Class Action Complaint filed in the Circuit Court of Jefferson County, Alabama entitled Steven E. Coker, Sandra H. Turner, David N. Lichtenstein and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, Inc., PEBCO, Inc. and Fictitious Defendants A to Z claiming to represent a class of all participants in the Alabama State Employees Association, Inc. (ASEA) Plan, excluding members of the Deferred Compensation Committee, ASEA's directors, officers and board members, and PEBCO's directors, officers and board members.  On October 22, 2010, the parties to this action executed a stipulation of settlement that agreed to certify a class for settlement purposes only, that provided for payments to the settlement class, and that provided for releases, certain bar orders, and dismissal of the case, subject to the Circuit Courts' approval.  The Courts have approved the settlement and the settlement amounts have been paid, but have not yet been distributed to class members.  On February 28, 2011, the Court in the Gwin case entered an Order permitting ASEA/PEBCO to assert indemnification claims for attorneys' fees and costs, but barring them from asserting any other claims for indemnification.  On April 22, 2011, ASEA and PEBCO filed a second amended cross claim complaint in the Gwin case against NRS and NLIC seeking indemnification.  These claims seeking indemnification remain severed.  On April 29, 2011, the Companies filed a motion to dismiss ASEA’s and PEBCO’s amended cross complaint or alternatively for summary judgment.  On December 6, 2011 the Court entered an Order that NRS owes indemnification to ASEA and PEBCO for the Coker (Gwin) class action, that NRS does not have a duty to indemnify ASEA and PEBCO for fees associated with the Interpleader action that NRS filed in Montgomery County and dismissing NLIC.  On December 31, 2011, the Court denied the Company’s motion to certify this order for an interlocutory appeal.  NRS continues to defend this case vigorously.

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company.  In the plaintiffs' sixth amended complaint, filed November 18, 2009, they amended the list of named plaintiffs and claim to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (ERISA) that purchased variable annuities from NLIC.  The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds.  The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys' fees.  On November 6, 2009, the Court granted the plaintiff's motion for class certification and certified a class of "All trustees of all employee pension benefit plans covered by ERISA which had variable annuity contracts with NFS and NLIC or whose participants had individual variable annuity contracts with NFS and NLIC at any time from January 1, 1996, or the first date NFS and NLIC began receiving payments from mutual funds based on a percentage of assets invested in the funds by NFS and NLIC, whichever came first, to the date of November 6, 2009".  On October 20, 2010, the Second Circuit Court of Appeals granted NLIC's 23(f) petition agreeing to hear an appeal of the District Court's order granting class certification.  On October 21, 2010, the District Court dismissed NFS from the lawsuit.  On

October 27, 2010, the District Court stayed the underlying action pending a decision from the Second Circuit Court of Appeals.  On February 6, 2012, the Second Circuit Court of Appeals vacated the class certification order that was issued on November 6, 2009 and remanded the case back to the District Court for further consideration.  The plaintiffs have renewed their motion for class certification.  On March 30, 2012, the Company filed its brief in opposition to the class certification motion.  NLIC continues to defend this lawsuit vigorously.

On May 14, 2010, NLIC was named in a lawsuit filed in the Western District of New York entitled Sandra L. Meidenbauer, on behalf of herself and all others similarly situated v. Nationwide Life Insurance Company.  The plaintiff claims to represent a class of all individuals who purchased a variable life insurance policy from NLIC during an unspecified period.  The complaint claims breach of contract, alleging that NLIC charged excessive monthly deductions and costs of insurance resulting in reduced policy values and, in some cases, premature lapsing of policies.  The complaint seeks reimbursement of excessive charges, costs, interest, attorney's fees, and other relief.  NLIC filed a motion to dismiss the complaint on July 23, 2010.  NLIC filed a motion to disqualify the proposed class representative on August 27, 2010.  Plaintiff filed a motion to amend the complaint on September 17, 2010, and NLIC filed an opposition to the motion to amend on November 2, 2010.  On October 13, 2011, plaintiff voluntarily dismissed the lawsuit without prejudice.  In other non-Nationwide cases, plaintiff’s counsel has re-filed actions.  The Company will continue to monitor developments but will conclude this matter.

On October 22, 2010, NRS was named in a lawsuit filed in the U.S. District Court, Middle District of Florida, Orlando Division entitled Camille McCullough, and Melanie Monroe, Individually and on behalf of all others similarly situated v. National Association of Counties, NACo Research Foundation, NACo Financial Services Corp., NACo Financial Center, and Nationwide Retirement Solutions, Inc.  The Plaintiffs' First Amended Class Action Complaint and Demand for Jury Trial was filed on February 18, 2011.  If the Court determined that the Plan was governed by ERISA, then Plaintiffs sought to represent a class of "All natural persons in the U.S. who are currently employed or previously were employed at any point during the six years preceding the date Plaintiffs filed their Original Class Action Complaint, by a government entity that is or was a member of the National Association of Counties, and who participate or participated in the Section 457 Deferred Compensation Plan for Public Employees endorsed by the National Association of Counties and administered by Nationwide Retirement Solutions, Inc."  If the Court determined that the Plan was not governed by ERISA, then the Plaintiffs sough to represent a class of "All natural persons in the U.S. who are currently employed or previously were employed at any point during the four years preceding the date Plaintiffs filed their Original Class Action Complaint, by a government entity that is or was a member of the National Association of Counties, and who participate or participated in a Section 457 Deferred Compensation Plan for Public Employees endorsed by the National Association of Counties and administered by Nationwide Retirement Solutions, Inc."  The First Amended Complaint alleged ERISA Violation, Breach of Fiduciary Duty - NACo, Aiding and Abetting Breach of Fiduciary Duty - Nationwide, Breach of Fiduciary Duty - Nationwide, and Aiding and Abetting Breach of Fiduciary Duty - NACo.  The First Amended Complaint asked for actual damages, lost profits, lost opportunity costs, restitution, and/or other injunctive or other relief, including without limitation (a) ordering Nationwide and NACo to restore all plan losses, (b) ordering Nationwide to refund all fees associated with Nationwide's Plan to Plaintiffs and Class members, (c) ordering NACo and Nationwide to pay the expenses and losses incurred by Plaintiffs and/or any Class member as a proximate result of Defendants' breaches of fiduciary duty, (d) forcing NACo to forfeit the fees that NACo received from Nationwide for promoting and endorsing its Plan and disgorging all profits, benefits, and other compensation obtained by NACo from its wrongful conduct, and (e) awarding Plaintiff and Class members their reasonable and necessary attorney's fees and cost incurred in connection with this suit, punitive damages, and pre-judgment and post judgment interest, at the highest rates allowed by law, on the damages awarded.  On March 21, 2011, the Company filed a motion to dismiss the plaintiffs' first amended complaint. On July 1, 2011, the plaintiffs filed their motion for class certification and later sought to amend their complaint.  On November 25, 2011 the District Court entered an Order granting NACo's motion to dismiss, NRS's motion to dismiss, denying plaintiffs' motion to file an amended complaint, that all other remaining pending motions are moot, dismissing the class-wide claims with prejudice, dismissing individual claims without prejudice, and ordering the Clerk to close this case.  On December 27, 2011, the plaintiffs filed a notice of appeal.  The parties have agreed to resolve the dispute on an individual basis and as part of that settlement will not pursue any further appeal.  The Company intends to defend this case vigorously.

On December 27, 2006, NLIC and NRS were named as defendants in a lawsuit filed in Circuit Court, Cole County Missouri entitled State of Missouri, Office of Administration, and Missouri State Employees Deferred Comp Plan v. NLIC and NRS.  The complaint seeks recovery for breach of contract and breach of the implied covenant of good faith and fair dealing against NLIC and NRS as well as a breach of fiduciary duty against NRS.  The complaint seeks to recover the amount of the market value adjustment withheld by NLIC ($19 million), prejudgment interest, loss of investment income from ING due to the Companies’ assessment of the market value adjustment.  On March 8, 2007 the Companies filed a motion to remove this case from state court to federal court in Missouri.  On March 20, 2007 the State filed a motion to remand to state court and to stay court order.  On April 3, 2007 the case was remanded to state court.  On June 25, 2007 the Companies filed an Answer.  On October 16, 2009, the plaintiff filed a partial motion for summary judgment.  On November 20, 2009, the Companies filed a response to the plaintiff's motion for summary judgment and also filed a motion for summary judgment on behalf of the Companies.  On February 26, 2010, the court denied Missouri's partial motion for summary judgment and granted the Companies’ motion for summary judgment and dismissed the case.  On March 8, 2011, the

Missouri Court of Appeals reversed the granting of the Companies’ motion for summary judgment and directed the trial court to enter judgment in favor of the State and against the Companies in the amount of $19 million, plus statutory interest at the rate of 9% per annum from June 2, 2006.  On March 22, 2011, the Companies filed with the Missouri Court of Appeals, a motion for rehearing and an application for transfer to the Supreme Court of Missouri.  On May 3, 2011, the Missouri Court of Appeals for the Western District overruled the Companies’ motion for rehearing and denied the motion to transfer the case to the Missouri Supreme Court.  On June 28, 2011, the Companies’ application to the Missouri Supreme Court to hear a further appeal was denied.  On July 1, 2011, the Companies paid the amount of the judgment plus simple interest at 9%.  On August 9, 2011, the plaintiffs filed a Satisfaction of Judgment.

On June 8, 2011, NMIC and NLIC were named in a lawsuit filed in Court of Common Pleas, Cuyahoga County, Ohio entitled Stanley Andrews and Donald Clark, on their behalf and on behalf of the class defined herein v. Nationwide Mutual Insurance Company and Nationwide Life Insurance Company.  The complaint alleges that Nationwide has an obligation to review the Social Security Administration Death Master File database for all life insurance policyholders who have at least a 70% probability of being deceased according to actuarial tables.  The complaint further alleges that Nationwide is not conducting such a review.  The complaint seeks injunctive relief and declaratory judgment requiring Nationwide to conduct such a review, and alleges Nationwide has violated the covenant of good faith and fair dealing and has been unjustly enriched by not having conducted such reviews.  The complaint seeks certification as a class action.  Nationwide removed the case to federal court on July 6, 2011.  Plaintiffs filed a motion to remand to state court on August 8, 2011.  On October 26, 2011, the Northern District of Ohio remanded the case to Ohio State court.

Nationwide appealed the order to remand on November 4, 2011.  Including Andrews, there are four similar class actions in Ohio: two against Western & Southern; one against Cincinnati Life.  At the case management conference on November 21, 2011, the State Court ordered Plaintiffs to file an opposition to the motion to dismiss that Nationwide filed in federal court.  Plaintiffs filed their opposition to Nationwide’s motion to dismiss on December 19, 2011.  By order dated January 18, 2012, the State Court issued an order dismissing the lawsuit.  The court issued its opinion on January 23, 2012.  On January 30, 2012, plaintiffs filed their appeal.

The general distributor, NISC, is not engaged in any litigation of any material nature.

Financial Statements

The Statement of Additional Information (SAI) contains consolidated financial statements of Nationwide Life Insurance Company and subsidiaries and financial statements of Nationwide VLI Separate Account – 2.  You may obtain a copy of the SAI FREE OF CHARGE by contacting our Service Center.  You should distinguish the consolidated financial statements of the company and subsidiaries from the financial statements of the separate account.  Please consider the consolidated financial statements of the company only as bearing on our ability to meet the obligations under the policy.  You should not consider the consolidated financial statements of the company and subsidiaries as affecting the investment performance of the assets of the separate account.

Appendix A: Sub-Account Information

Below is a list of the available Sub-Accounts and information about the corresponding underlying mutual funds in which they invest.  The underlying mutual funds in which the Sub-Accounts invest are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.

Please refer to the prospectus for each underlying mutual fund for more detailed information.

Designations Key:

STTF:     The underlying mutual fund corresponding to this Sub-Account assesses (or reserves the right to assess) a short-term trading fee (see "Short-Term Trading Fees").

FF:           The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds.  Please refer to the prospectus for this underlying mutual fund for more information.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Growth and Income Portfolio: Class A
This sub-account is only available in policies issued before May 1, 2004
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein VPS Dynamic Asset Allocation Portfolio: Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	To maximize total return consistent with the Adviser’s determination of reasonable risk.

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century Variable Portfolios, Inc. - American Century VP Balanced Fund: Class I
This sub-account is only available in policies issued before May 1, 2003
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth and income.

American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class I
This sub-account is only available in policies issued before May 1, 2004
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Capital growth by investing in common stocks. Income is a secondary objective.

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II
Investment Advisor:	BlackRock Advisors, LLC
Sub-advisor:	BlackRock Investment Management, LLC; BlackRock International Limited
Investment Objective:	Seek high total investment return.

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.

Dreyfus Socially Responsible Growth Fund, Inc. (The): Initial Shares
This sub-account is only available in policies issued before May 1, 2003
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	Capital growth with current income as a secondary goal.

Dreyfus Stock Index Fund, Inc.: Initial Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P 500.

Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Investment Advisor:	The Dreyfus Corporation
Sub-advisor:	Fayez Sarofim & Co.
Investment Objective:	Long-term capital growth consistent with the preservation of capital.

Dreyfus Variable Investment Fund - Growth and Income Portfolio: Initial Shares
This sub-account is only available in policies issued before May 1, 2003
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	Long-term capital growth, current income and growth of income consistent with reasonable investment risk.

Dreyfus Variable Investment Fund - Opportunistic Small Cap Portfolio: Initial Shares
This sub-account is only available in policies issued before May 1, 2004
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	Capital growth.

Federated Insurance Series - Federated Capital Appreciation Fund II: Primary Shares
This sub-account is only available in policies issued before May 1, 2004
Investment Advisor:	Federated Equity Management Company of Pennsylvania
Investment Objective:	Capital appreciation.

Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares
This sub-account is only available in policies issued before May 1, 2008
Investment Advisor:	Federated Investment Management Company
Investment Objective:	Current income.

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF

Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class
This sub-account is only available in policies issued before May 1, 2003
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Money Management, Inc., Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited

Investment Objective:	High total return.

Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	Capital appreciation.
Designation: STTF

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited

Investment Objective:	Reasonable income.

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited

Investment Objective:	Capital appreciation.

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2007
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income while also considering growth of capital.

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class R
This sub-account is only available in policies issued before May 1, 2003
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income while also considering growth of capital.
Designation: STTF

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Investments Money Management, Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income.

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited

Investment Objective:	Long-term growth of capital.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Research & Analysis Company
Investment Objective:	Long-term capital growth.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class R
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited

Investment Objective:	Long-term capital growth.
Designation: STTF

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class
This sub-account is only available in policies issued before May 1, 2006
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited

Investment Objective:	Capital appreciation.

Franklin Templeton Variable Insurance Products Trust - Franklin Income Securities Fund: Class 2
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	Maximum income while maintaining prospects for capital appreciation.

Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends Securities Fund: Class 1
This sub-account is only available in policies issued before May 1, 2006
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	Long-term capital appreciation.

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 1
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.

Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 2
Investment Advisor:	Franklin Templeton Services, LLC
Investment Objective:	Capital appreciation with income as a secondary goal.
Designation: FF

Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets Securities Fund: Class 3
This sub-account is only available in policies issued before May 1, 2008
Investment Advisor:	Templeton Asset Management, Ltd.
Investment Objective:	Long-term capital appreciation.
Designation: STTF

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 1
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Advisor:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3
This sub-account is only available in policies issued before May 1, 2009
Investment Advisor:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.
Designation: STTF

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond Securities Fund: Class 3
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.
Designation: STTF

Goldman Sachs Variable Insurance Trust - Goldman Sachs Global Markets Navigator Fund: Service Shares
Investment Advisor:	Goldman Sachs Asset Management, L.P.
Investment Objective:	Seeks to achieve investment results that approximate the performance of the GS Global Markets Navigator Index (the “Index”).

Invesco - Invesco V.I. Mid Cap Core Equity Fund: Series I
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Long-term growth of capital.

Invesco - Invesco Van Kampen V.I. American Franchise Fund: Series I (formerly, Invesco - Invesco Van Kampen V.I. Capital Growth Fund: Series I)
This sub-account is only available in policies issued before May 1, 2012
Investment Advisor:	Van Kampen Asset Management
Investment Objective:	Capital appreciation.

Invesco - Invesco Van Kampen V.I. Mid Cap Growth Fund: Series I
This sub-account is only available in policies issued before May 1, 2012
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital growth.

Ivy Funds Variable Insurance Portfolios, Inc. - Asset Strategy
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	Seeks high total return over the long term.

Ivy Funds Variable Insurance Portfolios, Inc. - High Income
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	Seeks a high level of current income and capital when consistent with its primary objective as a secondary objective.

Ivy Funds Variable Insurance Portfolios, Inc. - Mid Cap Growth
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	Seeks to provide growth of investment.

Janus Aspen Series - Balanced Portfolio: Service Shares
This sub-account is only available in policies issued before May 1, 2004
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term capital growth, consistent with preservation of capital and balanced by current income.

Janus Aspen Series - Forty Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - Global Technology Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - Overseas Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

MFS® Variable Insurance Trust - MFS Investors Growth Stock Series: Initial Class
This sub-account is only available in policies issued before May 1, 2006
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

MFS® Variable Insurance Trust - MFS New Discovery Series: Initial Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

MFS® Variable Insurance Trust - MFS Value Series: Initial Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

Nationwide Variable Insurance Trust - American Century NVIT Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.

Nationwide Variable Insurance Trust - American Century NVIT Multi Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.
Investment Objective:	The Fund seeks capital appreciation, and secondarily current income.

Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund seeks to provide high total return (including income and capital gains) consistent with the preservation of capital over the long term.

Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund seeks to maximize an investors level of current income and preserve the investor's capital.

Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation through stocks.

Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation principally through investment in stocks.

Nationwide Variable Insurance Trust - American Funds NVIT Growth-Income Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund seeks returns from both capital gains as well as income generated by dividends paid by stock issuers.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks to provide high current income.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks to provide high current income.
Designation: STTF

Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the fund's financial criteria and social policy.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Cardinal Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return through investment in both equity and fixed income securities.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Cardinal Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Cardinal Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Cardinal Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Cardinal Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks a high level of current income consistent with preserving capital.

Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	The fund seeks long-term total return consistent with reasonable risk.

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	The Boston Company Asset Management, LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	The Boston Company Asset Management, LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The fund seeks as high level of income as is consistent with the preserving of capital.

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I
This sub-account is only available in policies issued before May 1, 2002
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class VI
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:
The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE® Index") as closely as possible before the deduction of Fund expenses.

Designation: STTF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Balanced Fund seeks a high level of total return through investment in both equity and fixed-income securities.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:
The NVIT Investor Destinations Capital Appreciation Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other NVIT Investor Destinations Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Conservative Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderate Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:
The NVIT Investor Destinations Moderately Aggressive Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Conservative Fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	The Boston Company Asset Management, LLC
Investment Objective:	The Fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Logan Circle Partners, L.P.
Investment Objective:	The Fund seeks to provide above average total return over a market cycle of three to five years.

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc. and American Century Investment Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class I
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	AllianceBernstein L.P.; JPMorgan Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	AllianceBernstein L.P.; JPMorgan Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.
Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Winslow Capital Management, Inc.; Neuberger Berman Management Inc. and Wells Capital Management, Inc.;
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Goldman Sachs Asset Management, L.P.; Wellington Management Company, LLP; The Boston Company Asset Management, LLC
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Neuberger Berman Management LLC; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Columbia Management Investment Advisers, LLC; Thompson, Siegel & Walmsley LLC
Investment Objective:	The fund seeks long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Waddell & Reed Investment Management Company; OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc.; Epoch Investment Partners, Inc.; J.P. Morgan Investment Management Inc.
Investment Objective:	The Fund seeks capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc.; Morgan Stanley Investment Management; Neuberger Berman Management, Inc.; Putnam Investment Management, LLC; and Waddell & Reed Investment Management Company
Investment Objective:	The Fund seeks capital appreciation.

Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc. and Diamond Hill Capital Management, Inc.
Investment Objective:	The Fund seeks total return through a flexible combination of capital appreciation and current income.

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Morgan Stanley Investment Management, Inc.
Investment Objective:	The Fund seeks current income and long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Templeton Investment Counsel, LLC
Investment Objective:	The Fund seeks to maximize total return consisting of capital appreciation and/or current income.
Designation: STTF

Nationwide Variable Insurance Trust - Van Kampen NVIT Comstock Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and convertible securities.

Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class
This sub-account is only available in policies issued before May 1, 2012
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	Highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

Neuberger Berman Advisers Management Trust - AMT Small Cap Growth Portfolio: S Class
This sub-account is only available in policies issued before May 1, 2008
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Long-term capital growth.

Neuberger Berman Advisers Management Trust - AMT Socially Responsive Portfolio: I Class
This sub-account is only available in policies issued before May 1, 2008
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Long-term growth by investing primarily in securities of companies that meet financial criteria and social policy.

Oppenheimer Variable Account Funds - Oppenheimer Balanced Fund/VA: Non-Service Shares
This sub-account is only available in policies issued before May 1, 2003
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	High total investment return which includes current income and capital appreciation in the value of its shares.

Oppenheimer Variable Account Funds - Oppenheimer Core Bond Fund/VA: Non-Service Shares
This sub-account is only available in policies issued before May 1, 2003
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	High level of current income and, secondarily, capital appreciation when consistent with goal of high current income.

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 3
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:
Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Designation: STTF

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Non-Service Shares
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2005
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:
Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Class 3
This sub-account is only available in policies issued before May 1, 2009
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	High level of current income.
Designation: STTF

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Non-Service Shares
This sub-account is no longer available to receive transfers or new premium payments effective May 1, 2007
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	High level of current income.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	High total return which includes growth in the value of its shares as well as current income from equity and debt securities.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Small- & Mid-Cap Fund®/VA: Non-Service Shares
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.

Oppenheimer Variable Account Funds - Oppenheimer Small- & Mid-Cap Growth Fund/VA: Non-Service Shares
This sub-account is only available in policies issued before May 1, 2003
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.

PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Sub-advisor:	Research Affiliates
Investment Objective:
Seeks maximum real return consistent with preservation of capital and prudent investment management. The portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class Shares of the Underlying PIMCO Funds

Designation: FF

PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:
Seeks maximum total return consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:
Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:
Seeks maximum total return consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as option, futures contracts or swap agreements.

Putnam Variable Trust - Putnam VT Growth & Income Fund: Class IB
This sub-account is only available in policies issued before May 1, 2005
Investment Advisor:	Putnam Investment Management, LLC
Sub-advisor:	Putnam Investments Limited
Investment Objective:	Capital growth and current income.

Putnam Variable Trust - Putnam VT International Equity Fund: Class IB
This sub-account is only available in policies issued before May 1, 2004
Investment Advisor:	Putnam Investment Management, LLC
Sub-advisor:	Putnam Investments Limited and Putnam Advisory Company, LLC
Investment Objective:	Capital appreciation.

Putnam Variable Trust - Putnam VT Voyager Fund: Class IB
This sub-account is only available in policies issued before May 1, 2005
Investment Advisor:	Putnam Investment Management, LLC
Sub-advisor:	Putnam Investments Limited
Investment Objective:	Capital appreciation.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II
Investment Advisor:	T. Rowe Price Investment Services
Investment Objective:	Long-term capital appreciation.

The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class I
This sub-account is only available in policies issued before May 1, 2009
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class I
This sub-account is only available in policies issued before May 1, 2004
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	High total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Van Eck VIP Trust - Van Eck VIP Emerging Markets Fund: Initial Class
This sub-account is only available in policies issued before May 1, 2002
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Van Eck VIP Trust - Van Eck VIP Global Bond Fund: Initial Class
This sub-account is only available in policies issued before May 1, 2002
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	High total return – income plus capital appreciation – by investing globally, primarily in a variety of debt securities.

Van Eck VIP Trust - Van Eck VIP Global Hard Assets Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Wells Fargo Advantage Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund: Class 2
Investment Advisor:	Wells Fargo Funds Management, LLC
Sub-advisor:	Wells Capital Management Inc.
Investment Objective:	Long-term capital appreciation.

Appendix B: Definitions
Accumulation Unit - The measure of your investment in, or share of, a Sub-Account after we deduct for transaction fees and periodic charges.  Initially, we set the Accumulation Unit value at $10 for each Sub-Account.

Attained Age - The Insured's age upon the issue of full insurance coverage plus the number of full years since the Policy Date.
Cash Surrender Value - The Cash Value, minus Indebtedness and any surrender charges.
Cash Value - The total of the Sub-Accounts you have chosen, which will vary with Investment Experience, and the policy loan and fixed accounts, to which interest will be credited daily.  We will deduct partial surrenders and the policy's periodic charges from the Cash Value.

Code - The Internal Revenue Code of 1986, as amended.
Death Benefit - The amount we pay upon the Insured's death, before payment of any outstanding Indebtedness.
Grace Period - A 61-day period after which the Policy will Lapse if you do not make sufficient payment.
Home Office - Our Home Offices is located at One Nationwide Plaza, Columbus, Ohio 43215.
In Force - Anytime during which benefits are payable under the policy and any elected Rider(s).
Indebtedness - The total amount of all outstanding policy loans, including principal and interest due.
Insured - The person whose life we insure under the policy, and whose death triggers payment of the Death Benefit.
Investment Experience - The performance of a mutual fund in which a Sub-Account portfolio invests.
Lapse - The policy terminates without value.
Maturity Date - The policy anniversary on or next following the Insured's 100th birthday.
Minimum Required Death Benefit – The lowest Death Benefit that will qualify the policy as life insurance under the Code.
Net Amount At Risk - The policy's base Death Benefit minus the policy's Cash Value.
Net Asset Value (NAV) - The price of each share of a mutual fund in which a Sub-Account portfolio invests.  It is calculated by subtracting the mutual fund's liabilities from its total assets, and dividing that figure by the number of shares outstanding.  We use NAV to calculate the value of Units.  NAV does not reflect deductions we make for charges we take from Sub-Accounts. Unit values do reflect these deductions.

Policy Data Page(s) -The Policy Data Page contains more detailed information about the policy, some of which is unique and particular to the owner, the beneficiary and the Insured.
Policy Date - The date the policy takes effect as shown on the policy data page. Policy years, months, and anniversaries are measured from this date.
Policy Proceeds or Proceeds - Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or you choose to surrender the policy adjusted to account for any unpaid charges or policy loans and Rider benefits.

Premium - The amount of money you pay to begin and continue the policy.
Rider - An optional benefit you may purchase under the policy.

SEC - Securities and Exchange Commission.
Service Center - The department of Nationwide responsible for receiving all service and transaction requests relating to the policy.  For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is our mail and document processing facility.  For service and transaction requests communicated by telephone, the Service Center is our operations processing facility.  Information on how to contact the Service Center is in the "Contacting the Service Center" provision.

Specified Amount - The dollar or face amount of insurance the owner selects.
Sub-Accounts - The mechanism we use to account for your allocations of Premium and Cash Value among the policy's variable investment options.
Substandard Rating - An underwriting classification based on medical and/or non-medical factors used to determine what to charge for life insurance based on characteristics of the Insured beyond traditional factors for standard risks, which include age, sex, and smoking habits of the Insured.  Substandard Ratings are shown in the Policy Data Pages as rate class multiples (medical factors) and/or monthly flat extras (medical and/or non-medical factors).  The higher the rate class multiple or monthly flat extra, the greater the risk assessed and the higher the cost of coverage.

Unit - The measure of your investment in, or share of, a Sub-Account after we deduct for transaction fees and periodic charges.
Us, we, our, Nationwide or the company - Nationwide Life Insurance Company.
Valuation Period - The period during which we determine the change in the value of the Sub-Accounts.  One Valuation Period ends and another begins with the close of trading on the New York Stock Exchange.

You, your or the policy owner or Owner - The person or entity named as the owner in the application, or the person or entity assigned ownership rights.

Appendix C: Illustrations of Surrender Charges

Example 1.  A female non-tobacco user, age 45, purchases a policy with a Specified Amount of $50,000 and a scheduled Premium of $750.  She now wishes to surrender the policy during the first policy year.  By using the "Initial Surrender Charge" table reproduced below (also see "Surrender Charges"), the total surrender charge per thousand, multiplied by the Specified Amount expressed in thousands, equals the total surrender charge of $569.80 ($11.396 x 50=569.80).

Example 2.  A male non-tobacco user, age 35, purchases a policy with a Specified Amount of $100,000 and a scheduled Premium of $1,100.  He now wants to surrender the policy in the sixth policy year.  The total initial surrender charge is calculated using the method illustrated above.  (Surrender charge per 1,000=6.817 x 100 for a total of $681.70 maximum initial surrender charge).  Because the fifth policy year has been completed, the maximum initial surrender charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table below.  (Also see "Reductions to Surrender Charges").  In this case, $681.70 x 60%=$409.02, which is the amount we deduct as a total surrender charge.

The following tables illustrate the maximum initial surrender charge per $1,000 of initial Specified Amount for policies that are issued on a standard basis:

Initial Specified Amount $50,000-$99,999

Issue	Male	Female	Male	Female
Age	Non-Tobacco	Non-Tobacco	Standard	Standard
25	$7.776	$7.521	$8.369	$7.818
35	$8.817	$8.398	$9.811	$8.891
45	$12.191	$11.396	$13.887	$12.169
55	$15.636	$14.011	$18.415	$15.116
65	$22.295	$19.086	$26.577	$20.641

Initial Specified Amount $100,000 or More

Issue	Male	Female	Male	Female
Age	Non-Tobacco	Non-Tobacco	Standard	Standard
25	$5.776	$5.521	$6.369	$5.818
35	$6.817	$6.398	$7.811	$6.891
45	$9.691	$8.896	$11.387	$9.669
55	$13.136	$11.511	$15.915	$12.616
65	$21.295	$18.086	$25.577	$19.641

Reductions to Surrender Charges

	Surrender Charge		Surrender Charge
Completed	as a % of Initial	Completed	as a % of Initial
Policy Years	Surrender Charges	Policy Years	Surrender Charges
0	100%	5	60%
1	100%	6	50%
2	90%	7	40%
3	80%	8	30%
4	70%	9+	0%

The illustrations of current values in this prospectus are the same for Pennsylvania.  However, the illustrations of guaranteed values in this prospectus do not reflect guaranteed maximum surrender charges which are spread out over 14 years.  If this policy is issued in Pennsylvania, please contact our Service Center for an illustration.

The current surrender charges are the same for all states.  However, in Pennsylvania, the guaranteed maximum surrender charges are spread out over 14 years.  The guaranteed maximum surrender charges in subsequent years in Pennsylvania are reduced in the following manner:

Completed Policy Years	Surrender Charge as a % of Initial Surrender Charges	Completed Policy Years	Surrender Charge as a % of Initial Surrender Charges	Completed Policy Years	Surrender Charge as a % of Initial Surrender Charges
0	100%	5	60%	10	20%
1	100%	6	50%	11	15%
2	90%	7	40%	12	10%
3	80%	8	30%	13	5%
4	70%	9	25%	14+	0%

The illustrations of current values in this prospectus are the same for Pennsylvania.  However, the illustrations of guaranteed values in this prospectus do not reflect guaranteed maximum surrender charges which are spread out over 14 years.  If this policy is issued in Pennsylvania, please contact our Service Center for an illustration.

Outside back cover page

To learn more about this policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus.  For a free copy of the SAI, to receive personalized illustrations of Death Benefits, net Cash Surrender Values, and Cash Values, and to request other information about this policy please call our Service Center at 1-800-848-6331 (TDD: 1-800-238-3035) or write to us at our Service Center at Nationwide Life Insurance Company, P.O. Box 182835, Columbus, OH  43218-2835.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy.  Information about us and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-05311.
Securities Act of 1933 Registration File No. 033-42180.